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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CUBIST PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CUBIST PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Cubist Pharmaceuticals, Inc., or the 2010 Annual Meeting, will be held at our offices at 55 Hayden Avenue, Lexington, MA 02421, on Thursday, June 10, 2010 at 8:30 A.M. local time, for the following purposes:

  1.
  To elect three (3) Class II directors to our Board of Directors, each to hold office for a three-year term and until his or her successor has been duly elected and qualified.

  2.
  To consider and vote upon a proposal to approve our 2010 Equity Incentive Plan.

  3.
  To consider and vote upon a proposal to approve our Performance-Based Management Incentive Plan.

  4.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

  5.
  To transact such other business as may properly come before the 2010 Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed April 15, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. Accordingly, only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

        We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials, including this Notice, the Proxy Statement, our 2009 Annual Report and the proxy card for the 2010 Annual Meeting, to our stockholders via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

        To ensure your representation at the 2010 Annual Meeting, you are urged to vote by proxy by one of the following steps as promptly as possible:

  (a)
  Vote via the Internet pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, that we will mail no later than April 30, 2010 to all stockholders of record and beneficial owners as of the record date; or

  (b)
  Request printed copies of the proxy materials by mail pursuant to the instructions provided in the Notice of Internet Availability and either:

  (i)
  complete, date, sign and return the proxy card that you will receive in response to your request; or

  (ii)
  vote via telephone (toll-free) in the United States or Canada in accordance with the instructions on the proxy card.

        The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that stockholders' instructions have been properly recorded. Voting via the Internet or telephone must be completed by 2:00 a.m. Eastern Time on June 10, 2010. Your shares cannot be voted unless you vote by one of the methods described above or attend the 2010 Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

By Order of the Board of Directors,

TAMARA L. JOSEPH Secretary

April 30, 2010

NOTE:	THE BOARD OF DIRECTORS SOLICITS YOUR VOTE BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE 2010 ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA ANY OF THE METHODS DESCRIBED ABOVE. IF YOU ATTEND THE 2010 ANNUAL MEETING, YOU MAY REVOKE ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

PROXY STATEMENT

 GENERAL INFORMATION

Why are we soliciting proxies?

        We are furnishing this Proxy Statement to the holders of our common stock, $.001 par value per share, in connection with the solicitation of proxies on behalf of our Board of Directors, or Board, for use at our 2010 Annual Meeting of Stockholders, or the 2010 Annual Meeting.

When and where is the Annual Meeting?

        The 2010 Annual Meeting will be held at our offices at 55 Hayden Avenue, Lexington, Massachusetts on Thursday, June 10, 2010 at 8:30 A.M. local time or at any future date and time following an adjournment or postponement of the meeting.

What are the purposes of the 2010 Annual Meeting?

        The purposes of the 2010 Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of 2010 Annual Meeting of Stockholders, or the Notice. The Board knows of no other business that will come before the 2010 Annual Meeting.

How will I receive proxy materials?

        We are furnishing our proxy materials, including the Notice, this Proxy Statement, our 2009 Annual Report to Stockholders and the proxy card for the 2010 Annual Meeting, by providing access to such documents on the Internet. We will send a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, no later than April 30, 2010 to our stockholders of record and beneficial owners as of April 15, 2010, the record date for the 2010 Annual Meeting. The Notice of Internet Availability contains instructions for accessing and reviewing our proxy materials on the Internet and voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability contains instructions on how to request such materials by mail. You will not receive printed copies of the proxy materials unless you request them or have requested them in response to a Notice of Internet Availability in the past. If you elect to receive the materials by mail, you may also vote by proxy on a proxy card or via telephone. Viewing our proxy materials and voting by proxy electronically will save us the cost of printing and mailing documents to you and will reduce the impact on the environment. If you are a stockholder of record, you may vote in person at the 2010 Annual Meeting even if you have voted previously by proxy. We will give you a ballot when you arrive. For more information on voting at the 2010 Annual Meeting, see "How do I vote?"

Who will pay the costs of soliciting proxies and how would you solicit proxies?

        We will pay the costs of soliciting proxies. We will solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically. Members of the Board, which we refer to as our directors, and our officers and employees also may solicit proxies on our behalf, personally or by telephone, without additional compensation. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts and we would compensate such third parties for their efforts. We have engaged one such third party, The Proxy Advisory Group, LLC,, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $10,000 in the aggregate.

Who can vote?

        Only stockholders of record at the close of business on April 15, 2010, the record date, are entitled to notice of, and to vote at, the 2010 Annual Meeting or any adjournment or postponement of the meeting. On the record date, we had outstanding 58,279,134 shares of common stock, each of which is entitled to one vote upon each of the matters to be presented at the 2010 Annual Meeting.

How do I vote?

        Stockholders of record can vote their shares (1) via the Internet, (2) via a toll-free telephone call from the U.S. or Canada, (3) by mailing a signed proxy card, or (4) in person at the 2010 Annual Meeting. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

        Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Secretary, at Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, MA 02421, a written revocation or a duly executed proxy bearing a later date or by voting in person at the 2010 Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby for:

  •
  Proposal No. 1 to elect the Class II director nominees to the Board;

  •
  Proposal No. 2 to approve our 2010 Equity Incentive Plan;

  •
  Proposal No. 3 to approve our Performance-Based Management Incentive Plan, or the Management Incentive Plan; and

  •
  Proposal No. 4 to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

in each case, as set forth in the accompanying Notice and in accordance with the proxies' best judgment on any other matters that may properly come before the 2010 Annual Meeting.

What is the vote required for a quorum?

        The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the record date, will constitute a quorum for the transaction of business at the 2010 Annual

Meeting. Votes withheld from any nominee, abstentions, and broker non-votes (as described below) are counted as present or represented for purposes of determining the presence or absence of a quorum for the 2010 Annual Meeting.

What is a broker non-vote and what is the impact of not voting?

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner, which is also referred to as someone who holds shares in street name. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors in its discretion. Recent regulatory changes have taken away the ability of your bank or broker to vote such uninstructed shares in the election of directors on a discretionary basis. As a result, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. As with prior years, your bank or broker will not have discretion to vote uninstructed shares on the other proposals in the Proxy Statement, except for the ratification of the appointment of our independent registered public accounting firm.

        If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

What is the vote required for a proposal to pass?

  •
  Election of directors: For the election of directors, the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2010 Annual Meeting, in person or by proxy, is required for the election of each of the nominees. Abstentions and broker "non-votes" will have no effect on the voting outcome with respect to the election of directors.

  •
  Other proposals: For the other proposals, the affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the 2010 Annual Meeting and entitled to vote on such proposals, is required. Abstentions have the practical effect of a vote against these proposals. Broker "non-votes" will have no effect on the voting outcome of these proposals.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock as of April 15, 2010. On April 15, 2010, we had 58,279,134 shares of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Federated Investors, Inc.(2)	8,346,263	14.3%
Federated Investors Tower
Pittsburgh, PA 15222-3779
Wellington Management Company, LLP(3)	8,096,462	13.9%
75 State Street
Boston, Massachusetts 02109
BlackRock, Inc.(4).	6,201,925	10.6%
40 East 52nd Street
New York, New York 10022
Barclays Global Investors, N.A.(5)	4,512,711	7.7%
400 Howard Street
San Francisco, CA 94105
Citadel Advisors LLC(6)	3,113,870	5.3%
c/o Citadel Investment Group, L.L.C.
131 Dearborn St., 32nd Floor
Chicago, Illinois 60603

(1)
We calculated the percentage of class based on the number of shares reported as beneficially owned in the United States Securities and Exchange Commission, or SEC, filings of the beneficial owners divided by the actual number of shares outstanding as of April 15, 2010. The percentages in the table may differ from the percentages reported in the beneficial owners' filings with the SEC because the beneficial owners may have used different denominators than the actual number of shares outstanding as of April 15, 2010.

(2)
The information reported is based on a Schedule 13G/A filed with the SEC on February 11, 2010 jointly by Federated Investors, Inc., or Federated, Voting Shares Irrevocable Trust, or the Trust, and John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue, each individually and as a trustee of the Trust. Federated reported that it had sole voting and dispositive power with respect to 8,346,263 shares as of December 31, 2009. Federated reported that it is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., which act as investment advisers to registered investment companies and separate accounts that own such shares.

(3)
The information reported is based on a Schedule 13G/A filed with the SEC on February 12, 2010 by Wellington Management Company, LLP, or Wellington. Wellington, an investment adviser, reported that it beneficially owned 8,096,462 shares and that it had shared voting power with respect to 6,660,042 of such shares and shared dispositive power with respect to all of such shares as of December 31, 2009. Various clients of Wellington have the right or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares.

(4)
The information reported is based on a Schedule 13G filed with the SEC on January 8, 2010 by BlackRock, Inc., or BlackRock. BlackRock reported that it beneficially owned 6,201,925 shares and that it had sole voting power and sole dispositive power with respect to all such shares as of December 31, 2009. BlackRock reported that it is a parent holding company of BlackRock Fund Advisors and various other subsidiaries, which collectively own such shares.

(5)
The information reported is based on a Schedule 13G filed with the SEC on February 5, 2009 by Barclays Global Investors, N.A., or Barclays, and certain affiliated entities. Barclays reported that it holds the shares in trust accounts for the economic benefit of the beneficiaries of those accounts and that it had sole voting power with respect to 3,645,787 shares and sole dispositive power with respect to 4,512,711 shares as of December 31, 2008. On December 1, 2009, BlackRock acquired Barclays. The February 5, 2009 13G is the most recent filing made by Barclays or BlackRock as of April 15, 2010 regarding Barclays' holdings of our common stock. As a result, we have included Barclays' reported holdings, as reported on February 5, 2009, in this table.

(6)
The information reported is based on a Schedule 13G filed with the SEC on February 4, 2010 jointly by Citadel Advisors LLC, or Citadel Advisors, Citadel Holdings II LP, or CH-II, Citadel Investment Group II, L.L.C., or CIG-II, and Mr. Kenneth Griffin, or Mr. Griffin. Citadel Advisors and CH-II each reported that they beneficially owned 3,068,337 shares, that they each had shared voting power with respect to 3,068,337 shares, and that they each had shared dispositive power with respect to 3,068,337 shares as of January 29, 2010. CIG-II and Mr. Griffin each reported that they beneficially owned 3,113,870 shares, that they each had shared voting power and shared dispositive power with respect to all such shares as of January 29, 2010. The shares reported include 2,417,339 shares of common stock issuable upon the conversion of the 2.25% Convertible Subordinated Notes due 2013 held by Citadel Equity Fund Ltd., or CEF. The shares reported (and/or other securities convertible into such shares) are owned by CEF, Citadel Derivatives Trading Ltd., or CDT, Citadel Global Equities Master Fund Ltd., or CG, Citadel Securities LLC, or Citadel Securities, and certain segregated accounts. Citadel Advisors is the investment manager for CEF, CG and certain segregated accounts, and the portfolio manager for CDT. CH-II is the managing member of Citadel Advisors. Citadel Holdings I LP, or CH-I, is the non-member manager of Citadel Securities. CIG-II is the general partner of CH-I and CH-II. Mr. Griffin is the President and Chief Executive Officer of, and owns a controlling interest in, CIG-II.

 MANAGEMENT STOCKHOLDERS

        The following table sets forth information as of April 15, 2010, as reported to us, with respect to the beneficial ownership of common stock by our directors and each Named Executive Officer (as defined in the Compensation Discussion and Analysis section of this Proxy Statement, or CD&A), and by all of our current directors and Executive Officers (as defined in the CD&A) as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Except as indicated below and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

	Number of Shares Beneficially Owned
				Percentage of Shares Beneficially Owned(2)
Name	Shares Owned	Shares—Right to Acquire(1)	Total Number
Michael Bonney	60,280	1,078,437	1,138,717	1.9%
Steven Gilman	4,134	74,375	78,509	*
David McGirr	4,583	255,850	260,433	*
Robert Perez	12,973	342,437	355,410	*
Santosh Vetticaden	1,302	27,237	28,539	*
Kenneth Bate	4,507	129,082	133,589	*
Mark Corrigan	658	24,833	25,491	*
Sylvie Grégoire	4,038	59,000	63,038	*
Nancy Hutson	2,000	25,666	27,666	*
Walter Maupay, Jr.(3)	27,157	129,000	156,157	*
Lonnie Moulder, Jr.	—	1,402	1,402	*
Martin Rosenberg	4,658	72,500	77,158	*
Matthew Singleton	2,000	91,000	93,000	*
Martin Soeters	3,338	59,000	62,338	*
Michael Wood	5,338	82,500	87,838	*
All directors and Executive Officers as a group (18 persons)	149,300	2,698,505	2,847,805	4.7%

*
Less than 1% of the issued and outstanding shares of common stock.

(1)
Represents shares subject to outstanding stock options and restricted stock units currently exercisable or exercisable, or currently vested or that will vest, within 60 days of April 15, 2010.

(2)
On April 15, 2010, we had 58,279,134 shares of common stock outstanding. In computing percentage ownership of a person, shares of common stock subject to stock options and restricted stock units held by that person that are currently exercisable or vested or which will become exercisable or vest within 60 days of April 15, 2010 are also deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(3)
Mr. Maupay holds a portion of his shares with joint voting and investment power with his wife.

 INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

        Names, Ages and Classes.    The names of our directors (including the nominees for re-election as Class II Directors at the 2010 Annual Meeting) are as follows:

Name	Age	Position(s) Held	Director Since	Term Expires	Class of Director
Kenneth Bate, MBA, Lead Director	59	Lead Director	2003	2012	I
Nancy Hutson, Ph.D.	60	Director	2008	2012	I
Martin Soeters	55	Director	2006	2012	I
Lonnie Moulder, Jr, MBA	52	Director	2010	2012	I
Michael Bonney	51	Director, President and CEO	2003	2010	II
Mark Corrigan, M.D.	52	Director	2008	2010	II
Sylvie Grégoire, Pharm.D.	48	Director	2006	2010	II
Walter Maupay, Jr., MBA*	71	Director	1999	2010	II
Martin Rosenberg, Ph.D.	64	Director	2005	2011	III
Matthew Singleton, MBA, CPA	57	Director	2003	2011	III
Michael Wood, M.D.	66	Director	2005	2011	III

*
Mr. Maupay will retire from the Board as of the 2010 Annual Meeting. As of the 2010 Annual Meeting, the Class II Directors will be reduced to three and the size of the Board will be reduced to 10.

        Biographies and Qualifications.    The biographies of our directors and certain information regarding each director's experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of Cubist are as follows:

Name	Biography	Qualifications
Mr. Bate	Since May 2009, Mr. Bate has served as President and Chief Executive Officer of Archemix Corp., a privately-held biotechnology company. From January 2007 to April 2009, Mr. Bate was President and Chief Executive Officer of NitroMed, Inc., or NitroMed. From March 2006 until January 2007, Mr. Bate was Chief Operating Officer and Chief Financial Officer of NitroMed. From January 2005 to March 2006, he was employed at JSB Partners, a firm which Mr. Bate co-founded that provides banking and advisory services to life sciences companies. From 2002 to January 2005, Mr. Bate was head of commercial operations and Chief Financial Officer at Millennium Pharmaceuticals, Inc. Mr. Bate is a director of AVEO Pharmaceuticals, Inc. During the last five years, Mr. Bate has served as a director of NitroMed, Inc. and Coley Pharmaceutical Group, Inc.

•       Depth of operating, finance, commercial, transactional and senior management experience in the industry, including as:

•       President and Chief Operating Officer of Archemix Corp.

•       President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of NitroMed, Inc.

•       Co-founder of JSB Partners, a life sciences focused investment banking and transactional advisory firm

•       Head of commercial operations and Chief Financial Officer of Millennium Pharmaceuticals, Inc.

•       Vice president of sales and marketing, and Chief Financial Officer of Biogen, Inc., or Biogen

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) of public companies in the life sciences industry, including with AVEO Pharmaceuticals, Inc., NitroMed and Coley Pharmaceutical Group, Inc.

Name	Biography	Qualifications
Mr. Bonney

Mr. Bonney has served as our President and Chief Executive Officer since June 2003. From January 2002 to June 2003, he served as our President and Chief Operating Officer. Mr. Bonney is a director of NPS Pharmaceuticals, Inc. and serves on the Boards of Trustees of the Beth Israel Deaconess Medical Center and Bates College. Mr. Bonney is also a board member of the Pharmaceutical Research and Manufacturers of America, or PhRMA, and is a former board member of the Biotechnology Industry Organization, or BIO, Health Section Governing Body.

•       Cubist's Chief Executive Officer and President

•       Depth of operating, commercial and senior management experience in the industry both at Cubist and prior to joining Cubist, including as:

•       Our Chief Operating Officer

•       Positions of increasing responsibility, including Vice President, Sales and Marketing, at Biogen

•       Positions of increasing responsibility in sales, marketing and strategic planning at Zeneca Pharmaceuticals

Dr. Corrigan

Dr. Corrigan is President and Chief Executive Officer of CombinatoRx, Incorporated, or CombinatoRx, and has served in that role since January 2010. He is also a member of the Board of Directors of CombinatoRx. From April 2003 to December 2009, Dr. Corrigan was Executive Vice President, Research and Development at Sepracor, Inc.

•       Depth of operating, scientific, clinical development and senior management experience in the industry, including as:

•       President and Chief Executive Officer of CombinatoRx

•       Executive Vice President, Research and Development at Sepracor, Inc.

•       Depth of experience in academic research, clinical development and as a practicing physician, including as follows:

•       Five years of academic research and as principal investigator for several clinical trials

•       More than 20 years of experience as a practicing physician

•       Board certifications in psychiatry and neurology

Name	Biography	Qualifications
Dr. Grégoire

Since 2007, Dr. Grégoire has served as President, Human Genetic Therapies division of Shire Pharmaceuticals Group plc. From August 2005 to June 2008, she served as a director of IDM-Pharma, Inc. including serving as Executive Chairwoman from August 2006 to October 2007. From 2004 to 2005, Dr. Grégoire served as President and Chief Executive Officer of GlycoFi, Inc.

•       Depth of operating, clinical, manufacturing, international and senior management experience in the industry, including as:

•       President, Human Genetic Therapies division of Shire Pharmaceuticals Group plc.

•       President and Chief Executive Officer of GlycoFi, Inc.

•       Executive Vice President, Technical Operations, and other roles of increasing responsibility at Biogen/Biogen Idec Inc.

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) of private and public companies in the life sciences industry, including as Executive Chair of IDM Pharma, Inc. and as a director of Caprion Proteomics, Inc. and Thallion Pharmaceuticals Inc.

•       Pharm.D. degree and pharmacy graduate degree

Name	Biography	Qualifications
Dr. Hutson

Dr. Hutson retired from Pfizer, Inc., or Pfizer, in 2006 after spending 25 years in various research and leadership positions, most recently serving as Senior Vice President, Pfizer Global Research and Development and Director of Pfizer's pharmaceutical R&D site, known as Groton/New London Laboratories. Dr. Hutson is also a director at Endo Pharmaceuticals,  Inc. and Inspire Pharmaceuticals, Inc.

•       Depth of operational, scientific, clinical development and senior management experience at Pfizer, including as Senior Vice President, Pfizer Global Research and Development, Director of Pfizer's pharmaceutical R&D site, and as a member of the Worldwide Development Operations Group, Senior Leadership Team and the Pharmaceuticals Steering Committee

•       Post-doctoral fellowships at the Diabetes and Endocrinology Center at Vanderbilt University and the Department of Clinical Biochemistry at the University of Oxford

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) in the life sciences industry, including with Endo Pharmaceuticals, Inc. and Inspire Pharmaceuticals, Inc.

Mr. Maupay

Mr. Maupay retired from Calgon Vestal Laboratories, a division of Bristol-Myers Squibb Corporation, in June 1995, where he served as Group Executive and President. Mr. Maupay is also a director of SyntheMed, Inc., a biomaterials company, and is director and non-executive chair of Kensey Nash Corporation, a medical device company. During the last five years, Mr. Maupay has served as a director of PolyMedica Corporation.

•       Depth of operating, commercial and senior management experience in the industry, including as Group Executive, President and Vice President, Healthcare, of Calgon Vestal Laboratories

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) of private and public companies in the life sciences industry, including at SyntheMed, Inc., Kensey Nash Corporation and PolyMedica Corporation

Name	Biography	Qualifications
Mr. Moulder

From April 2009 to January 2010, Mr. Moulder served as Vice Chairman, President and Chief Executive Officer of Abraxis BioScience, Inc. and as President and Chief Executive Officer of Abraxis's wholly-owned operating subsidiary, Abraxis BioScience, LLC, and the Abraxis Oncology division. Before that, he served as Vice Chairman of Eisai Corporation of North America from January 2008 until January 2009, after Eisai acquired MGI PHARMA, Inc., or MGI PHARMA, where he served as President and Chief Executive Officer since May 2003. Mr. Moulder also serves on the Board of Visitors of the Temple University School of Pharmacy. During the last five years, Mr. Moulder has served as a director of MethylGene, Inc. and MGI PHARMA

•       Depth of operating and senior management experience in the industry, including as:

•       President and Chief Executive Officer of Abraxis BioScience, Inc.

•       Vice Chairman of Eisai Corporation

•       President and Chief Executive Officer of MGI PHARMA

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) of public companies in the life sciences industry, including MethylGene, Inc. and MGI PHARMA

•       Depth of experience working with industry associations, including as a member of the Board of Directors of BIO

•       Service on the Board of Visitors of the Temple University School of Pharmacy

Name	Biography	Qualifications
Dr. Rosenberg

Since 2003, Dr. Rosenberg has been the Chief Scientific Officer of Promega Corporation, or Promega. Dr. Rosenberg is a director of Promega, the Medical College of Wisconsin Research Foundation, and Scarab Genomics L.L.C., a biotechnology company. He also serves as a member of the Advisory Council for the National Institutes of Allergy & Infectious Diseases at the National Institute of Health.

•       Depth of scientific and senior management experience in the industry, including as:

•       Chief Scientific Officer and Vice President, Research and Development, of Promega

•       Senior Vice President, Anti-Infectives, at SmithKline Beecham Corporation

•       Depth of government and scientific work with a focus on multiple therapeutic areas, including infectious diseases, including 10 years of experience at the National Institutes of Health and as Section Chief at the National Cancer Institute

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) of private companies in the life sciences industry, including at Promega and Scarab Genomics L.L.C.

•       Service on academic and industry advisory boards and work as an editor and on editorial boards of prominent scientific publications, including as Editor of Microbial Technology and Senior Editor of the Journal of Bacteriology

Name	Biography	Qualifications
Mr. Singleton

Since 2000, Mr. Singleton has served as Executive Vice President and Chief Financial Officer of CitationAir (formerly CitationShares),  LLC, a wholly-owned subsidiary of Cessna Aircraft Company. During the last five years, Mr. Singleton has served as a director of Salomon Reinvestment Company Inc.

•       Depth of financial, accounting and transactional experience, including as:

•       Chief Financial Officer of CitationAir (formerly CitationShares), LLC

•       Managing Director, Executive Vice President and Chief Administrative Officer of CIBC World Markets

•       Twenty years at Arthur Andersen & Co., including as Partner-In-Charge of the Metro New York Audit and Business Advisory Practice

•       Practice Fellow at the Financial Accounting Standards Board

Mr. Soeters

Since 1980, Mr. Soeters has worked at Novo Nordisk, a global healthcare company located in Copenhagen, Denmark. Since 2008, Mr. Soeters has served as President of Novo Nordisk Europe A/S. From 2000 to 2007, Mr. Soeters served as President, North America and Senior Vice President of Novo Nordisk, Inc. He is also a member of the European Federation of Pharmaceuticals Industries and Associations (EFPIA) Heads of Europe. During the last five years, Mr. Soeters has served as a director of Pharmacopeia, Inc.

•       Depth of operating, commercial, international and senior management experience in the industry, including as:

•       President and Senior Vice President of Novo Nordisk Europe A/S

•       President and Senior Vice President of Novo Nordisk North America

•       Senior Vice President, International Marketing at Novo Nordisk Denmark

•       Depth of experience serving on Board of Directors (and certain of their key standing committees) of Pharmacopeia, Inc.

•       Depth of experience working with industry associations, including as a member of the Board of Directors of BIO and PhRMA and as a member of the EFPIA Heads of Europe

Name	Biography	Qualifications
Dr. Wood

Dr. Wood is currently an Orthopedic Surgeon and retired President-emeritus of the Mayo Foundation and Professor of Orthopedic Surgery, Mayo Clinic School of Medicine. He was previously Chief Executive Officer of the Mayo Foundation from 1999 until 2003. Dr. Wood is also a director of SingHealth, an integrated health system in Singapore, STERIS Corporation, a medical device company, and two private healthcare-related companies: Assistive Technologies Group, Inc. and Helix Medical LLC.

•       Depth of experience as a practicing physician and senior management in the customer/hospital segment of the health care industry, including as:

•       Orthopedic Surgeon and Professor of Orthopedic Surgery, Mayo Clinic School of Medicine

•       Chief Executive Officer of the Mayo Foundation

•       Depth of experience serving on Boards of Directors (and certain of their key standing committees) of private and public companies in the life sciences industry, including with STERIS Corporation, SingHealth, Assistive Technologies Group, Inc. and Helix Medical LLC

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        We rely on certain core principles to guide our approach to our customers, employees and stockholders. Many of these core principles also apply to how we approach executive compensation. With respect to executive compensation, we believe in results-oriented pay as evidenced by our pay programs that award substantial pay for concrete results. The Compensation Committee and Michael Bonney, our Chief Executive Officer and President, believe in taking a leadership position in results-oriented pay for Executive Officers (as defined below) and have consistently demonstrated that leadership over the years by providing Mr. Bonney and our other Executive Officers with moderate guaranteed pay (base salary) and making a substantial portion of their pay dependent upon the achievement of aggressive corporate goals (through annual cash bonus awards) and long-term stock performance (through stock options and restricted stock unit awards).

        Our non-employee directors, based on recommendations from the Compensation Committee, make all of the compensation determinations with respect to Mr. Bonney. The Compensation Committee makes all of the compensation determinations with respect to our other Executive Officers. In making its determinations, the Compensation Committee takes into account the recommendations of Mr. Bonney and Robert Perez, our Executive Vice President, Chief Operating Officer, each of whom makes recommendations with respect to his direct reports.

        The Compensation Committee has the authority to select and retain independent advisors and counsel to assist it with carrying out its duties and responsibilities, and we are required to pay any associated expenses approved by the Compensation Committee. The Compensation Committee has exercised this authority to engage Pearl Meyer & Partners, or PM&P, a nationally-recognized, independent executive compensation consulting firm, as its compensation consultant. PM&P serves as an independent advisor to the Compensation Committee on topics primarily related to Board and executive compensation. PM&P reports directly to the Compensation Committee Chair, takes direction solely from the Compensation Committee, and does not provide us with any services other than the services provided at the request of the Compensation Committee.

        Our key executive compensation objectives are as follows:

  •
  To provide competitive compensation that differentiates and rewards Executive Officers for their overall contribution to the company.

  •
  To further our short- and long-term strategic goals by aligning Executive Officer compensation with the achievement of individual and corporate objectives designed to promote the creation and protection of value for stockholders.

  •
  To design short- and long-term incentive compensation programs that attract and retain high-quality executive officers and motivate high performance at the individual and corporate levels.

  •
  To emphasize the alignment of Executive Officer pay with our performance.

Overview of Compensation Programs:

        The primary elements of our compensation program are described in the graphic below. These elements are similar to prior years, except that we began awarding restricted stock units in 2009 and plan to continue to issue them in the future. We allocate compensation between short-term and long-term compensation with significant emphasis on long-term compensation due to our stage of growth and desire to focus on long-term results. The percentages set forth in the graphic below and the "Compensation Allocation of Named Executive Officers—2008 and 2009" table (also below) are based on the dollar amounts set forth in the Summary Compensation Table of this Proxy Statement.

  Key Elements of Named Executive Officer Compensation in 2009:

        For 2009, Mr. Bonney and our other Named Executive Officers (as defined below) earned base salary, annual cash bonus awards (paid in February 2010) and long-term incentives (awarded in May 2009) as follows:

Name	Salary	Annual cash performance awards	Long-term incentives
Michael Bonney	$500,000	$420,000	150,000 stock options
			20,000 restricted stock units
Robert Perez	$430,011	$207,265	62,500 stock options
			12,500 restricted stock units
David McGirr	$370,282	$174,033	40,000 stock options
			6,400 restricted stock units
Steven Gilman	$387,000	$151,936	62,500 stock options
			10,000 restricted stock units
Santosh Vetticaden	$370,000	$144,226	80,000 stock options(1)
			8,949 restricted stock units(1)

(1)
Represent long-term incentive awards made to Dr. Vetticaden in connection with his hiring in December 2008.

  Compensation Allocation of Named Executive Officers—2008 and 2009:

        In 2008 and 2009, the compensation paid to/earned by Mr. Bonney and our other Named Executive Officers (as defined below) as a group was allocated between short-and long-term compensation as follows:

	2009 Compensation Allocation	2008 Compensation Allocation
Michael Bonney	22% base salary	23% base salary
	18% annual cash bonus awards	25% annual cash bonus awards
	60% long-term incentives	52% long-term incentives
Other Named
Executive Officers	33% base salary (average)	38% base salary (average)
	14% annual cash bonus awards	24% annual cash bonus awards
	(average)	(average)
	53% long-term incentives	38% long-term incentives
	(average)	(average)

        The difference in allocation of compensation among these compensation elements in 2008 and 2009 primarily reflects a decrease in annual cash bonuses and an increase in long-term incentive awards in 2009 due to the following:

  •
  Our level of achievement against 2009 corporate goals was 95% as compared to a level of achievement of 136% against 2008 corporate goals, which led to relatively smaller annual cash bonuses for our Named Executive Officers in 2009 as opposed to 2008; and

  •
  We granted larger long-term incentive awards in 2009 as compared to 2008, given that the value of our long-term incentive awards had lagged behind our peer companies in prior years and, to be competitive and recognize strong performance, we increased the size of our long-term incentive awards.

        We provide our Executive Officers with retention letters that provide for severance payments and other benefits in certain termination scenarios. We believe that the benefits of these retention letters outweigh the potential costs in that they, among other things:

  •
  Assist us in attracting and retaining top executive talent by providing our executives with competitive severance arrangements.

  •
  Encourage frank discourse by our executives with Mr. Bonney and the Board, and between Mr. Bonney and the Board, without fear of adverse consequences.

  •
  Balance the need for an Executive Officer to act in the best interest of our stockholders in a situation involving a potential change of control with the need for personal financial security.

        We will use the term "Executive Officers" when referring to all of our executive officers who are subject to the reporting requirements under Section 16 of the Securities and Exchange Act of 1934, or the Securities Exchange Act, and we will use the term "Named Executive Officers" when referring to the five individuals named in the Summary Compensation Table in this Proxy Statement. When discussing compensation matters generally, we will provide such information with reference to all of our Executive Officers as a group. When we discuss specific matters with respect to the compensation figures and percentages described in the compensation tables contained in this Proxy Statement, we will provide such information for our Named Executive Officers only.

Data Used to Make Compensation Determinations

Compensation Benchmarking and Survey Data

        As part of establishing the total compensation packages for our Executive Officers for 2009, the Compensation Committee reviewed compensation packages for comparable positions, based on similarity of job content, at comparable companies. PM&P recommended a list of comparable companies for compensation comparisons primarily based on the following pre-defined selection criteria:

  •
  industry similarity;

  •
  annual revenues of between $100 million and $900 million; and

  •
  market capitalization of between $350 million and $3.2 billion.

        For the analysis of our 2009 Executive Officer compensation packages, the peer group was approved by the Compensation Committee in 2008 and consisted of the following companies:

Alkermes, Inc.	PDL BioPharma, Inc.
Amylin Pharmaceuticals, Inc.	Salix Pharmaceuticals, Ltd.
BioMarin Pharmaceuticals, Inc.	The Medicines Company
Millennium Pharmaceuticals, Inc.	United Therapeutics Corporation
Nektar Therapeutics, Inc.	Vertex Pharmaceuticals Incorporated
OSI Pharmaceuticals, Inc.	ViroPharma, Inc.

        The selection criteria and peer group companies are reviewed each year by the Compensation Committee and may change from year to year depending on changes in the marketplace, acquisitions, divestitures and business focus of us and/or our peer group companies. In 2008, in order to perform the analysis of our 2009 compensation, we added five new companies—Alkermes, Inc., Millennium Pharmaceuticals, Inc., Nektar Therapeutics, Inc., Salix Pharmaceuticals, Ltd. and The Medicines Company—to our peer group, and five companies—Isis Pharmaceuticals, Inc., Ligand Pharmaceuticals, Inc., Myriad Genetics, Inc., Neurocrine, Biosciences, Inc. and Tanox, Inc.—were removed from our peer group. These changes were made in order to maintain closer similarity between us and our peer group companies based upon the comparable company criteria described above.

        The Compensation Committee utilizes the peer group to inform its compensation decision making. The compensation paid by peer group companies to their respective executive officers does not factor into the Compensation Committee's determination of the peer group. After the peer group companies are selected, PM&P prepares and presents a report to the Compensation Committee summarizing the competitive data and comparisons of Mr. Bonney and our other Executive Officers to the comparable company market data utilizing publicly available data from the comparable companies and broad survey data (reflecting companies of similar size in the pharmaceutical/biotech industry). We use the broad survey data in conjunction with peer group data in evaluating our Executive Officer compensation practices. Each of our elements of compensation is reviewed as part of this analysis and evaluation.

Other Data and Information

        Executive Officer compensation can be above or below the compensation target assigned to each Executive Officer by the peer group and survey comparison analysis described above, depending on a number of factors. These include retention considerations, individual and corporate performance, relative value of the position within the company as compared to peer companies, and internal equity considerations.

        As part of making its decisions with respect to Mr. Bonney's compensation, the Board and the Compensation Committee also utilized the following data:

  •
  Quantitative evaluations of our performance against our annual corporate goals and objectives.

  •
  Qualitative input on Mr. Bonney's performance from all directors, many of our Executive Officers, and some external sources for use in connection with Mr. Bonney's performance evaluation.

  •
  Our and Mr. Bonney's historical performance.

  •
  Mr. Bonney's total cash compensation as compared to Mr. Perez, our second highest paid Executive Officer, and our lowest paid employee in order to determine whether Mr. Bonney's relative cash compensation is fair and reasonable in the context of internal equity.

        As part of making its decisions with respect to the compensation of Executive Officers other than Mr. Bonney, the Compensation Committee took into account:

  •
  Quantitative evaluations of our performance against annual corporate goals and each Executive Officer's performance against individual goals.

  •
  Qualitative evaluations, conducted by Mr. Bonney and Mr. Perez, in the case of his direct reports, of each Executive Officer's contribution to our corporate goals, performance against individual goals and potential future contributions to our success.

  •
  Retention considerations.

  •
  Mr. Bonney's and Mr. Perez's compensation recommendations for their respective direct reports.

Compensation Elements and Determinations

        Base Salary.    We target starting base salaries for our Executive Officers at the median of the marketplace for the following reasons:

  •
  We have a pay-for-performance philosophy, which emphasizes incentive pay and is determined based on corporate and individual performance.

  •
  This approach ensures that we are competitive in paying for the base value of the position, yet still allows us to emphasize performance.

        In certain circumstances, starting base salaries higher than the median are offered for positions that require more complex work, have critical value to the company, are in high demand in the marketplace and have fewer qualified candidates, or in situations where candidates enter the position with extraordinary relevant experience. Higher base salaries may also be paid over time to reflect superior individual performance. Base salaries are considered for increases annually.

        After taking into account the benchmarking and evaluation criteria described above, Mr. Bonney's 2009 base salary was set at $500,000, which represented an 8.7% increase from his 2008 base salary of $460,000. The Compensation Committee determined that Mr. Bonney performed at a very high level in 2008, as evidenced by our strong 2008 performance, the overall strength of his leadership, and his past and potential future contributions to the company. The Board determined that our level of achievement against corporate goals in 2008 was 136%, which determination is further described in the Compensation Discussion and Analysis section of our 2009 Proxy Statement. The Compensation Committee continues to maintain Mr. Bonney's base salary below the median of the market due to the Compensation Committee's and Mr. Bonney's desire to demonstrate leadership in keeping Mr. Bonney's pay reasonable and consistent with our other Executive Officers. Mr. Bonney's 2009 base salary was at the 25th percentile as compared to the peer group and survey data used by the Compensation Committee and his 2008 base salary was below the 25th percentile as compared to such data.

        The 2009 base salaries earned by our Named Executive Officers are set forth in the Summary Compensation Table and footnotes to the table. The Compensation Committee set these salaries based upon the benchmarking and evaluation criteria described above. The 2009 base salaries of these Named Executive Officers were on average at about the 35th percentile, as compared to the peer group and survey data used by the Compensation Committee.

        Annual cash bonus awards.    We provide for an annual cash performance award under our Short Term Incentive Plan. We target annual cash awards that allow total cash compensation to exceed the median of the marketplace depending upon individual and corporate performance for the following reasons:

  •
  To encourage specific short-term Executive Officer behaviors that create and protect company and stockholder value.

  •
  To focus Executive Officers on important short-term business objectives that are expected to have a positive long-term impact on our success.

  •
  To provide competitive cash compensation packages if goals are met or exceeded.

  •
  To reward the accomplishment of specific corporate and individual goals during the year.

        The key features of the 2009 Short-Term Incentive Plan, or 2009 STIP, which is filed with the SEC, are as follows:

  •
  Set the target awards, expressed as a percentage of base salary, for each Executive Officer, as follows:

Executive Level	2009 Target Percentage (as a percent of base salary)
Chief Executive Officer	80%
Chief Operating Officer and Chief Financial Officer	50%
Other Executive Officers	40%

        The target awards are designed to provide similar award opportunities to our Executive Officers as the target award opportunity for executives at comparable companies. The Chief Operating Officer's and Chief Financial Officer's target awards are higher than our other Executive Officers (except for Mr. Bonney) because of the competitiveness in the marketplace for these roles, as well as the relative importance of their positions within the company.

  •
  Set the weighting of goals as between corporate and individual goals for our Executive Officers, as follows:

Executive Level	Portion of Award Tied to Corporate Results	Portion of Award Tied to Individual Results
Chief Executive Officer	100%	0%
Chief Operating Officer and Chief Financial Officer	80%	20%
Other Executive Officers	65%	35%
  •
  Required us to achieve at least 70% of our corporate goals and 90% of our annual U.S. CUBICIN® (daptomycin for injection) revenue goal for any annual performance awards to be paid. We believe that achievement of this minimum level of performance is necessary to justify the payment of any performance award, and that this minimum performance threshold is reasonable and consistent with industry practices.

  •
  Gave the Board the discretion to reduce, increase or eliminate award payments in accordance with its assessment of our achievement against corporate goals, provided that we had achieved the minimum levels of corporate and revenue goals set forth in the preceding bullet.

  •
  Provided that the maximum annual cash bonus awards that can be paid were 200% of the target award.

        Mr. Bonney, after consultation with our other Executive Officers, proposed 2009 corporate goals to the Compensation Committee in December 2008. The Compensation Committee discussed the proposed corporate goals with Mr. Bonney, incorporated appropriate modifications and made a recommendation to the Board. The Board then discussed the recommendations of the Compensation Committee and approved the proposed 2009 corporate goals. The corporate and individual goals described below were set with a reasonable level of difficulty that required the company and our Executive Officers to perform at a high level in order to meet the goals and that the likelihood of attaining these goals was not assured. The level of difficulty of our corporate goals is evidenced by our historical level of achievement against corporate goals: 95% in 2009 (as detailed in the table below), 136% in 2008, 96% in 2007 and 85% in 2006. Mr. Bonney discussed our performance with the Compensation Committee and the Board on a regular basis throughout 2009 and early 2010.

        For 2009, our corporate goals and our achievement against such goals were as follows:

Corporate Goal	Weighting	Credit for Achievement/Basis for Achievement
Optimize Revenue	25%	25%
• Deliver $515 million of net U.S. CUBICIN revenue		✓ Exceeded net U.S. CUBICIN revenue goal
• Book $12.5 million in alliance/international CUBICIN revenue		✓ Exceeded international CUBICIN revenue goal
• Achieve MERREM I.V. revenue forecast—$27.4 million		Partially met: fell short of MERREM I.V. service revenues goal
• By year end, complete enrollment of:
• Prosthetic joint infection		✓ Enrollment complete
• Pediatric Phase 2 cSSSi
• Pediatric PK studies
• High dose bacteremia—40% enrolled
• Qualify powder fill & crystallization process by year end		Partially met
Enhance pipeline	25%	23%
• Complete enrollment in Phase 2 ecallantide dose ranging and outcomes studies (10%)		Partially met: Closed enrollment early (in December)
• Complete Phase 1 dose ranging studies (5%)
• Tallymycin (single ascending dose, or SAD, and multiple ascending dose enrolling at year end)		✓ met goals
• LIPO-CDAD (SAD and second Phase 1 enrolling at year end)
• '872 (Hepatitis C Virus product candidate) go/no go by April 2009 (5%)		✓ no go decision made in April 2009

Corporate Goal	Weighting	Credit for Achievement/Basis for Achievement
• Implement discovery expansion strategy and add two projects in lead optimization/candidate selection in Q4 for INDs in 2010 (5%)		Partially met
• Deliver operating net income before taxes of $150 million	10%	9.2% Partially met
• Acquire Phase III or later product	20%	18%
		Partially met: Through acquisition of Calixa Therapeutics, Inc. in December 2009, which had a product in Phase II development at the time of the acquisition
• Finalize and agree with Board of Directors on manufacturing and international strategies	10%	10% ✓ Projects completed
• Triggers for investment
• Road map for material investment
• Capability build	10%	10%
• Develop leadership capability model and development plan for all senior directors and vice presidents based on the model		✓ Projects completed
• Implement workforce plan
• Kicker: If at least 80% of corporate goals are achieved and Cubist generates at least $15 million of additional gross margin from a new source, all awards will be multiplied by 1.20	Multiplier of 1.20	Not achieved
Total		95%

        Mr. Bonney's annual cash performance award is determined primarily by reference to our achievement against corporate goals. Our other Executive Officers have individual goals and, as noted above, their level of achievement against such goals factors into their annual cash performance award. The individual goals for these Executive Officers are determined by Mr. Bonney or Mr. Perez, in the case of his direct reports, in consultation with each Executive Officer, and are designed to focus them on individual behaviors that support our overall performance and success. These goals generally consist of both objective and subjective goals that are relevant to the Executive Officer's responsibilities. The following is a summary of the 2009 individual goals of our Named Executive Officers (other than Mr. Bonney):

Executive Officer	Summary of 2009 Individual Goals
Robert Perez

•       Achieve total revenue of $554.9 million, including $515 million of net U.S. CUBICIN revenues, $25 million of service revenues, $12.5 million of international revenues and $2 million of non-product revenues

• Acquire one clinical stage compound (Phase 3 or later)
• Implement workforce plan

Executive Officer	Summary of 2009 Individual Goals
David McGirr	• Develop leadership capability model and succession plans for direct reports; implement workforce plan
• Ensure our compliance with financial reporting requirements
• Progress design and permitting process for expansion of the lab facility at 65 Hayden Avenue
• Ensure corporate communications support of more complex business/business model
• Create a three-year workforce plan for each department that reports to him
Steven Gilman	• Enhance pipeline through support of development activities
• Enhance pipeline through discovery pipeline build and building an effective project and portfolio management system
• Support effort to identify, evaluate and acquire a Phase 3 or later product
• Execute workforce plan
• Execute business executive responsibilities
Santosh Vetticaden	• Manage clinical development programs for CUBICIN and achieve enrollment targets

•       Enhance pipeline by providing leadership to advance collaboration projects, working on strategic plan for ecallantide (CB 500,929) end of Phase 2 activities, and keeping Phase 1 clinical stage products on track

• Provide clinical development leadership on business development activities
• Develop workforce plan and implement 2009 workforce plan activities

        Each Executive Officer's level of achievement against his or her individual goals is initially evaluated by Mr. Bonney and Mr. Perez, in the case of his direct reports. Mr. Perez's direct reports' level of achievement against individual goals is also reviewed by Mr. Bonney. The level of achievement against individual goals of each Executive Officer is finally determined by the Compensation Committee. In 2009, the Compensation Committee determined as follows with respect to the performance against individual goals of our Named Executive Officers (other than Mr. Bonney):

  •
  Robert Perez: 102% achievement against individual goals due primarily to total revenues and net U.S. CUBICIN revenues exceeding goals, the acquisition of Calixa Therapeutics, Inc. and his management of business development efforts, the level of achievement against his other goals and his overall leadership.

  •
  David McGirr: 90% achievement against individual goals due to achieving workforce, people and organizational goals, the level of achievement against his other goals, and his overall leadership.

  •
  Steven Gilman: 104% achievement against individual goals due primarily to achieving the enhanced pipeline, business development and workforce planning goals, the level of achievement against his other goals and his overall leadership.

  •
  Santosh Vetticaden: 102% achievement against individual goals due primarily to achieving clinical development, business development and workforce planning goals, the level of achievement against his other goals and his overall leadership.

        Mr. Bonney was awarded a 2009 annual cash performance award of 105% of his target award, resulting in a bonus payment of $420,000, which was paid in February 2010. This performance award was determined based on our achievement of 95% of our 2009 corporate goals and the Board exercising its discretion to adjust Mr. Bonney's annual cash performance award upward in recognition of his significant contribution to our level of achievement against corporate goals and his contributions to successfully dealing with unanticipated projects, opportunities and challenges that did not fit within the parameters of the corporate goals. Taken together, the 2009 base salary and annual cash performance award paid to Mr. Bonney were at about the 50th percentile compared to the peer group and survey benchmarking data used by the Compensation Committee.

        The annual cash bonus awards for our Named Executive Officers were calculated using the formula set forth in the 2009 STIP and as described above. Details of the 2009 annual performance awards for these Named Executive Officers (which were paid in February 2010) can be found in the Summary Compensation Table in this Proxy Statement. Taken together, the 2009 base salary and annual performance awards paid to these Named Executive Officers were at about the 40th percentile compared to the peer group and survey benchmarking data used by the Compensation Committee.

        Long-term incentive awards.    Executive Officers are eligible to receive long-term incentive awards based on performance in order to tie a significant portion of the Executive Officers' compensation directly to our long-term performance. Through 2008, our long-term incentives consisted solely of stock options. We reconsidered our use of stock options as our only long-term incentive vehicle and, beginning in 2009, we began awarding restricted stock units to Executive Officers and certain other employees in lieu of a portion of their annual merit-based stock option grants. The use of restricted stock units will result in less potential dilution of our total outstanding shares because we can grant fewer restricted stock units to Executive Officers and employees than options and still convey a similar value because, when granted, restricted stock unit awards have more intrinsic value than option awards with the same number of underlying shares. For Executive Officers in 2009, stock options represented 70% of the present value of their long-term incentives and restricted stock units represented the remaining 30%.

        We use long-term incentives and target them at or above the median of the marketplace for the following reasons:

  •
  To focus Executive Officers on multi-year results.

  •
  To provide Executive Officers with a financial interest in the appreciation of the value of our common stock and focus them on long-term financial objectives.

  •
  To align Executive Officer interests with stockholder interests and to create motivation to increase stockholder value.

  •
  To provide Executive Officers with a compensation package that is competitive with comparable companies.

  •
  To retain Executive Officers over the long-term through the use of vesting of their equity awards. Stock options vest 6.25% per calendar quarter over four years and remain in effect for 10 years, and restricted stock units vest 25% per year over four years.

  •
  Restricted stock units, in particular, will have the added benefit of incentivizing our Executive Officers to remain with us and to continue performing at a high level even during periods during which our stock price is down and previously-granted stock options may have little or no realizable value.

        The Board's determination to grant Mr. Bonney 150,000 stock options and 20,000 restricted stock units in May 2009 was made after careful consideration of the benchmarking and other evaluation criteria described above, with significant emphasis placed on Mr. Bonney's overall contributions to our 2008 performance and Mr. Bonney's potential future contributions to our performance. As noted above, the Board determined that our level of achievement against corporate goals in 2008 was 136%, which determination is described in the Compensation Discussion and Analysis section of our 2009 Proxy Statement. The 2009 long-term incentive awards to Mr. Bonney put his 2009 long-term incentive compensation at about the 40th percentile compared to the peer group and survey benchmarking data used by the Compensation Committee.

        The Compensation Committee's determinations to grant our Named Executive Officers (other than Mr. Bonney) stock options and restricted stock units in May 2009 were made after careful consideration of the benchmarking and other evaluation criteria described above, with significant emphasis placed on retention considerations and each Named Executive Officer's potential future contributions to our performance. Details of the long-term incentive awards made to the Named Executive Officers in 2009 can be found in the Summary Compensation Table and Grants of Plan-Based Awards in 2009 Table in this Proxy Statement. These awards put the 2009 long-term incentive compensation paid to these Named Executive Officers at about the 40th percentile compared to the peer group and survey benchmarking data used by the Compensation Committee.

Retention Letters with Executive Officers

        We have entered into retention letters with all of our Executive Officers. Forms of the retention letters have been filed with the SEC. The terms of the retention letters and the value of the payments to be received under the retention letters under various termination scenarios can be found in the section of this Proxy Statement entitled "Termination of Employment and Change-in-Control Agreements." The objectives of these retention letters are described in the Executive Summary section of this CD&A. To ensure that these agreements remain reasonable and competitive, the Compensation Committee periodically reviews competitive data provided by PM&P, as well as potential costs to the company of the retention letters under various potential termination scenarios. The retention letters of several of our Executive Officers, including our Chief Executive Officer, expire in October 2010. As a result, during 2010, the Compensation Committee, with the assistance of PM&P, plans to review the terms of the retention letters against competitive data, other relevant benchmarking metrics and Executive Officer data, including walk-away values, wealth accumulation or similar data that shows the levels of compensation that an Executive Officer would receive under various termination scenarios. After this review, the Compensation Committee and the Board will determine whether, and on what terms, we should enter into new retention letters with our Executive Officers.

Perquisites and Personal Benefits

        Our Executive Officers are eligible to participate in the benefit programs that we provide to all employees at the same level as all other employees (for example, medical, dental, 401(k) plan, life and disability insurance, employee stock purchase plan). As necessary, we provide relocation assistance to newly hired Executive Officers and other key employees as part of their compensation packages. We believe that providing such relocation assistance is consistent with industry and peer group practices and enables us to better compete for key talent. As a result, we provided Dr. Vetticaden, our Senior Vice President, Clinical Development and Chief Medical Officer since December 2008 with certain relocation assistance associated with his relocation from California to the Lexington, Massachusetts area. Dr. Vetticaden's relocation package included the payment of certain costs related to Dr. Vetticaden's purchase of a house in the Lexington, Massachusetts area and the reimbursement of expenses, along with a tax gross up on the taxable portion of certain of such reimbursed expenses, for a specified set of expenses related to his relocation that were incurred within a specified period of time after his employment start date. These expenses included, among other things, temporary lodging, a limited number of trips to his California residence and certain other reasonable expenses associated with his and his family's relocation. The amount of the relocation payments and benefits, including the portion which represents the tax gross-up described above, is included in the "All Other Compensation" column of the Summary Compensation Table of this Proxy Statement. The relocation payment and reimbursement of expenses are subject to repayment by Dr. Vetticaden in certain circumstances.

Impact of Accounting and Tax

        The Compensation Committee has considered the impact of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, formerly Statement of Financial Accounting Standard No. 123 (revised 2004), or ASC Topic 718, on our use of equity incentives as a key retention tool. The Compensation Committee has determined that the current estimated costs of continuing to use equity incentives, including restricted stock units, relative to the benefits we believe these programs provide does not warrant any change to our current equity incentive framework.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, limits the tax deduction for compensation paid to Named Executive Officers (with the exception of Chief Financial Officers) to $1,000,000. This deduction limitation does not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by stockholders. Our stockholders have approved our existing employee equity incentive plan, the Amended and Restated 2000 Equity Incentive Plan, or the 2000 Plan, which is designed to allow the deduction of income recognized in connection with stock options granted under such plan. The Board is recommending approval of the 2010 Equity Incentive Plan in this Proxy Statement. The 2010 Equity Incentive Plan is designed to allow the deduction of income recognized in connection with stock options and equity awards with performance-based vesting criteria awarded under the plan. In addition, in this Proxy Statement, the Board is recommending approval of the Performance-Based Management Incentive Plan, or Management Incentive Plan, which is also designed to allow the deduction of payments made under the plan. We have in the past, and may in the future, award compensation that is not fully deductible under the Internal Revenue Code when we view such compensation as consistent with our compensation policies and in the best interests of the company and our stockholders.

        Under our retention letters, we do not compensate executives for any excise tax liability they may incur by reason of payments and benefits received pursuant to the letters. As a result, if a Named Executive Officer is assessed any excise tax liability under Section 280G of the Internal Revenue Code as a result of payments and benefits received under a retention letter, that Named Executive Officer is responsible for the payment of such excise tax.

Equity Granting Practices

        We have never had a program or policy in place to coordinate equity grants with the release of material, non-public information.

        We issue stock option awards to our employees at various times throughout the year. Stock options are typically awarded in connection with hiring, promotion and our annual performance cycle. In addition, the Compensation Committee has authorized a pool of options which may be issued by Mr. Bonney from time to time during the year in recognition of extraordinary results. All options are priced at the closing market price of our common stock on the grant date. The grant date is the 15th day of the month following the month in which the award is made (or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred). As part of our annual performance cycle, we also issue restricted stock units. Awards of restricted stock units are generally communicated in April and have a grant date of May 15th of each year (or, if no trades were reported on such date, the most recent trading day preceding such date on which a trade occurred).

        Each year, the Compensation Committee approves guidelines for both new hire and promotion stock option awards and for stock options and restricted stock units to be granted in connection with our annual performance cycle. Our Chief Executive Officer is required to further approve all individual awards issued in accordance with the foregoing pools and guidelines. The Compensation Committee must approve all awards of stock options and restricted stock units to Executive Officers other than Mr. Bonney and that are made outside of pre-approved guidelines, and the Board must approve all awards of stock options and restricted stock units to Mr. Bonney.

Stock Ownership Guidelines

        Executive Officers are subject to the stock ownership guidelines described in the table below. The guidelines are designed to align the interests of our Executive Officers with those of our stockholders by ensuring that our Executive Officers have a meaningful financial stake in our success. The amount of stock required to be held to satisfy ownership requirements was established by the Compensation Committee after reviewing market practices of peer companies and determining what would constitute meaningful ownership to align executives and stockholders.

Group/Name	Ownership Requirement (Market Value of Stock Held)	Time to Meet Requirement
Mr. Bonney	4x Base Salary	By the later of (a) January 1, 2012 and (b) 6 years of becoming CEO
Other Executive
Officers	1.5x Base Salary	By the later of (a) January 1, 2012 and (b) 6 years of becoming an Executive Officer

        As of January 1, 2010, Mr. Bonney had achieved 61% of the ownership requirement and our other Executive Officers who are required to meet the ownership requirement by January 1, 2012 had achieved between 14% and 38% of the requirement. The guidelines require any Executive Officer who has not passed the date on which he or she is required to meet the ownership requirement, and who seeks to sell any shares of our common stock and does not at the time of such sale own the amount of shares required by the guidelines, to retain shares of common stock with a market value of at least

30% of the net proceeds received as a result of such sale. The guidelines also require any Executive Officer, who has passed the date on which he or she is required to meet the ownership requirement, and who seeks to sell any shares of our common stock and does not at the time of such sale own the amount of shares required by the guidelines, to retain shares of common stock with a market value of at least 50% of the net proceeds received as a result of such sale.

        Our non-employee directors are also subject to stock ownership guidelines, which are described in the Director Compensation section of this Proxy Statement.

Recoupment Policy

        The Board has adopted a policy providing that, if the independent members of the Board determine, in their reasonable and sole discretion, that any fraud, gross negligence or intentional misconduct by Mr. Bonney or Mr. McGirr caused or contributed to us having to restate all or a portion of our financial statements, then the independent directors may take any action they deem necessary or appropriate to remedy the misconduct and prevent its recurrence. The policy further provides that, in connection with taking such action, the independent directors, to the fullest extent permitted by law, in cases they deem appropriate, will require, on our behalf, reimbursement to us by Mr. Bonney or Mr. McGirr of any bonus or incentive compensation awarded to him, effect the cancellation of outstanding equity awards to Mr. Bonney or Mr. McGirr and seek reimbursement of any gains realized by Mr. Bonney or Mr. McGirr on the exercise or sale of any equity-based awards if and to the extent that: (a) the amount of the bonus or equity compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement, (b) Mr. Bonney or Mr. McGirr engaged in any fraud, gross negligence or intentional misconduct that caused or contributed to the need for the restatement, and (c) the amount of the bonus or equity compensation that would have been awarded to Mr. Bonney or Mr. McGirr had the results been properly reported would have been lower than the amount actually awarded.

 EXECUTIVE COMPENSATION

        The following table summarizes the compensation paid or earned by our Named Executive Officers in the years covered in the table.

Summary Compensation Table(1)

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
Michael Bonney	2009	$500,000	$—	$335,200	$1,054,980	$420,000	$—	$11,225	$2,321,405
President & Chief	2008	$460,000	$—	$—	$1,043,160	$500,480	$—	$13,486	$2,017,126
Executive Officer	2007	$435,000	$—	$—	$1,115,225	$348,000	$—	$11,167	$1,909,392
David McGirr	2009	$370,282	$—	$107,264	$281,328	$174,033	$—	$15,002	$947,909
SVP, Chief Financial	2008	$358,800	$—	$—	$208,632	$235,552	$—	$14,328	$817,312
Officer	2007	$345,000	$—	$—	$462,160	$168,360	$—	$14,353	$989,873
Robert Perez	2009	$430,011	$—	$209,500	$439,575	$207,265	$—	$11,265	$1,297,616
EVP, Chief Operating	2008	$400,010	$—	$—	$278,176	$272,107	$—	$13,515	$963,808
Officer	2007	$390,000	$—	$—	$968,512	$200,070	$—	$14,516	$1,573,098
Steven Gilman(7)	2009	$387,000	$—	$167,600	$439,575	$151,936	$—	$11,075	$1,157,186
SVP, Non-Clinical and Discovery, Chief Scientific Officer	2008	$320,538	$—	$—	$707,350	$182,523	$—	$10,350	$1,220,761
Santosh Vetticaden	2009	$370,000	$—	$149,985	$744,872	$144,226	$—	$224,035	$1,633,118
SVP, Clinical Development, Chief Medical Officer

(1)
No amounts are shown for Dr. Vetticaden in 2008 or 2007 because he was not a Named Executive Officer in those years. No amounts are shown for Dr. Gilman for 2007 because he was not a Named Executive Officer in that year.

(2)
Represents the grant date fair value of restricted stock unit awards as of the grant date. The grant date fair value of each share of common stock underlying the awards of restricted stock units was $16.76, the closing price of our common stock on the grant date.

(3)
Represents the grant date fair value using the Black-Scholes option pricing model in accordance with ASC Topic 718. In making the Black-Scholes calculation, we used the assumptions described in the notes to the consolidated audited financial statements in our Annual Report on Form 10-K for each of the covered fiscal years as of the grant date.

(4)
Reflects the cash bonus awards earned in the covered year under our Short-Term Incentive Plan in effect for such year. Payments for awards earned in each covered year were made in the first quarter of the immediately succeeding year.

(5)
We do not have either a pension plan or a non-qualified deferred compensation plan.

(6)
All Other Compensation for 2009 for Mr. Bonney, Mr. McGirr, Mr. Perez and Dr. Gilman primarily consists of 401(k) matching contributions of $11,025. All Other Compensation for 2009 for Dr. Vetticaden consists of $213,010 of payments and benefits related to his relocation to the Lexington, Massachusetts area and 401(k) matching contributions of $11,025. The relocation payments and benefits consisted of $146,808 for the payment of certain costs related to Dr. Vetticaden's purchase of a house in the Lexington, Massachusetts area and the reimbursement for expenses related to his relocation that were incurred after his December 2008 employment start date, and a tax gross up of $66,202 on the taxable portion of certain of such reimbursed expenses.

(7)
Dr. Gilman's base salary in 2008 on an annualized basis was $360,000. Because Dr. Gilman's began his employment with us in February 2008, the 2008 salary reflected in this Summary Compensation Table represents the amount of salary that he actually received in 2008.

 Grants of Plan-Based Awards in 2009

        The following table sets forth information concerning grants of plan-based awards made to the Named Executive Officers during 2009.

									All Other Stock Awards: Number of Shares of Stock or Units (#)(2) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(3) (j)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)(4) (k)	Grant Date Fair Value of Stock and Option Awards (l)(5)
		Date of Board or Committee Action(1) (b-1)
Name (a)	Grant Date(1) (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Michael Bonney
Annual Cash Performance Award	—	—	$280,000	$400,000	$800,000	—	—	—	—	—	—	—
Stock Option Award	5/15/2009	4/22/09	—	—	—	—	—	—	—	150,000	$16.76	$1,054,980
Restricted Stock Unit Award	5/15/2009	4/22/09	—	—	—	—	—	—	20,000	—	—	$335,200
David McGirr
Annual Cash Performance Award	—	—	$129,599	$185,141	$370,282	—	—	—	—	—	—	—
Stock Option Award	5/15/2009	4/14/09	—	—	—	—	—	—	—	40,000	$16.76	$281,328
Restricted Stock Unit Award	5/15/2009	4/14/09	—	—	—	—	—	—	6,400	—	—	$107,264
Robert Perez
Annual Cash Performance Award	—	—	$150,504	$215,006	$430,011	—	—	—	—	—	—	—
Stock Option Award	5/15/2009	4/14/09	—	—	—	—	—	—	—	62,500	$16.76	$439,575
Restricted Stock Unit Award	5/15/2009	4/14/09	—	—	—	—	—	—	12,500	—	—	$209,500
Steven Gilman
Annual Cash Performance Award	—	—	$108,360	$154,800	$309,600	—	—	—	—	—	—	—
Stock Option Award	5/15/2009	4/14/09	—	—	—	—	—	—	—	62,500	$16.76	$439,575
Restricted Stock Unit Award	5/15/2009	4/14/09	—	—	—	—	—	—	10,000	—	—	$167,600
Santosh Vetticaden
Annual Cash Performance Award	—	—	$103,600	$148,000	$296,000	—	—	—	—	—	—	—
Stock Option Award	1/15/09	12/3/2008	—	—	—	—	—	—	—	80,000	$22.66	$744,872
Restricted Stock Unit Award	5/15/2009	4/14/09	—	—	—	—	—	—	8,949	—	—	$149,985

(1)
The dollar amounts set forth in the threshold, target and maximum columns are calculated in accordance with the 2009 STIP. The actual awards paid (in February 2010) to the Named Executive Officers are set forth in the Summary Compensation Table of this Proxy Statement.

(2)
Represents an award of restricted stock units. All restricted stock unit awards vest in equal annual installments over a four year period.

(3)
All stock option awards have a term of 10 years and are exercisable in equal quarterly installments over a four-year period.

(4)
The exercise prices reflect the closing price of our common stock on the grant date.

(5)
The fair value of stock option awards represents the grant date fair value of the award using the Black-Scholes model. The Black-Scholes value of stock options granted on May 15, 2009 and January 15, 2009 was $7.03 and $9.31 per share, respectively. The grant date fair value of each share of common stock underlying the awards of restricted stock units was $16.76, the closing price of our common stock on the grant date.

 Outstanding Equity Awards at 2009 Fiscal Year End (1)

        The following tables set forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2009.

	Option Awards					Stock Awards
								Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
			Equity Incentive Plan Awards:
									Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
								Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
							Market Value of Shares or Units of Stock That Have Not Vested ($)(4) (h)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)(1)	Number of Securities Underlying Unexercised, Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(3) (g)
Michael Bonney	150,000	—	—	$35.32	01/03/2012	—	$—	—	$—
	40,000	—	—	$7.58	08/09/2012	—	$—	—	$—
	203,986	—	—	$8.23	02/26/2013	—	$—	—	$—
	46,014	—	—	$8.23	02/26/2013	—	$—	—	$—
	60,000	—	—	$12.61	12/12/2013	—	$—	—	$—
	100,000	—	—	$10.84	07/01/2014	—	$—	—	$—
	100,000	—	—	$10.87	02/14/2015	—	$—	—	$—
	140,625	9,375	—	$21.61	01/31/2016	—	$—	—	$—
	85,937	39,063	—	$19.51	02/15/2017	—	$—	—	$—
	65,625	84,375	—	$18.10	02/15/2018	—	$—	—	$—
	18,750	131,250		$16.76	05/15/2019	—	$—	—	$—
	—	—	—	—	—	20,000	$379,400	—	$—
David McGirr	50,000	—	—	$9.98	12/02/2012	—	$—	—	$—
	500	—	—	$13.26	09/12/2013	—	$—	—	$—
	15,000	—	—	$12.61	12/12/2013	—	$—	—	$—
	35,000	—	—	$10.87	02/14/2015	—	$—	—	$—
	45,000	—	—	$10.35	06/14/2015	—	$—	—	$—
	23,437	1,563	—	$21.61	01/31/2016	—	$—	—	$—
	17,500	2,500	—	$22.14	06/16/2016	—	$—	—	$—
	20,625	9,375	—	$19.51	02/15/2017	—	$—	—	$—
	11,250	8,750	—	$23.12	08/15/2017	—	$—	—	$—
	13,125	16,875	—	$18.10	02/15/2018	—	$—	—	$—
	5,000	35,000		$16.76	05/15/2019	—	$—	—	$—
	—	—	—	—	—	6,400	$121,408	—	$—

(1)
Under some circumstances, the vesting of equity awards may be accelerated in accordance with the terms of the Named Executive Officer's retention letters and the terms of the 2000 Plan.

(2)
All stock option grants have a four-year vesting schedule, vest equally over 16 calendar quarters and have a 10-year term.

(3)
Represents an award of restricted stock units. All restricted stock unit awards vest in equal annual installments over a four-year period.

(4)
Calculated using a per share price of $18.97, the closing price of our common stock on December 31, 2009.

	Option Awards					Stock Awards
								Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
			Equity Incentive Plan Awards:						Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
								Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
							Market Value of Shares or Units of Stock That Have Not Vested ($)(4) (h)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)(1)	Number of Securities Underlying Unexercised, Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(3) (g)
Robert Perez	56,000	—	—	$13.25	09/02/2013	—	$—	—	$—
	500	—	—	$13.26	09/12/2013	—	$—	—	$—
	40,000	—	—	$10.84	07/01/2014	—	$—	—	$—
	30,000	—	—	$10.87	02/14/2015	—	$—	—	$—
	40,000	—	—	$10.35	06/14/2015	—	$—	—	$—
	37,500	2,500	—	$21.61	01/31/2016	—	$—	—	$—
	17,500	2,500	—	$22.14	06/16/2016	—	$—	—	$—
	20,625	9,375	—	$19.51	02/15/2017	—	$—	—	$—
	14,062	10,938	—	$23.12	08/15/2017	—	$—	—	$—
	28,125	21,875	—	$21.91	09/14/2017	—	$—	—	$—
	17,500	22,500	—	$18.10	02/15/2018	—	$—	—	$—
	7,812	54,688		$16.76	05/15/2019	—	$—	—	$—
	—	—	—	—	—	12,500	$237,125	—	$—
Steven Gilman	43,750	56,250	—	$18.69	03/14/2018	—	$—	—	$—
	7,812	54,688		$16.76	05/15/2019	—	$—	—	$—
	—	—	—	—	—	10,000	$189,700	—	$—
Santosh Vetticaden	15,000	65,000	—	$22.66	01/15/2019	—	$—	—	$—
	—	—	—	—	—	8,949	$169,763	—	$—

(1)
Under some circumstances, the vesting of equity awards may be accelerated in accordance with the terms of the Named Executive Officer's retention letters and the terms of the 2000 Plan.

(2)
All stock option grants have a four-year vesting schedule, vest equally over 16 calendar quarters and have a 10-year term.

(3)
Represents an award of restricted stock units. All restricted stock unit awards vest in equal annual installments over a four-year period.

(4)
Calculated using a per share price of $18.97, the closing price of our common stock on December 31, 2009.

 Option Exercises and Stock Vested in 2009

        None of our Named Executive Officers exercised stock options or acquired any shares upon the vesting of stock awards (restricted stock units) in 2009.

Termination of Employment and Change-in-Control Agreements

        Our Executive Officer retention letters provide certain protections to Executive Officers in the event of their termination as summarized in the following table.

Key Retention Letter Elements(1)	CEO	Other Executive Officers
Retention Letter Term	Expires in October 2010, except in the case of a change-in-control in which case the term becomes 2 years following the change-in-control.	Expires 3 years from the date of each Executive Officer's retention letter. As a result, the retention letters of the other Executive Officers will expire over a period from October 2010 to July 2012, except in the case of a change-in-control in which case the term becomes 2 years following the change-in-control.
Severance	24 months of base salary, payable over 6 months, if terminated without cause at any time.
24 months of base salary and one year's annual performance award (higher of previous year award or current target award), payable in one lump sum payment, if, within 24 months following a change-in-control, the CEO is terminated without cause or resigns for good reason.	18 months of base salary, payable over 6 months, if terminated without cause at any time.
18 months of base salary and one year's annual performance award (higher of previous year award or current target award), payable in one lump sum payment, if, within 24 months following a change-in control, the Executive Officer is terminated without cause or resigns for good reason.
Benefit Continuation (medical and dental insurance only)	24 months of medical and dental coverage if terminated without cause at any time or if the CEO resigns for good reason within 24 months of a change-in-control, in either case as long as the CEO continues to pay the employee contribution portion of the coverage.	18 months of medical and dental coverage if terminated without cause at any time or if the Executive Officer resigns for good reason within 18 months of a change-in-control, in either case as long as the Executive Officer continues to pay the employee contribution portion of the coverage.
Equity Vesting Acceleration	Vesting of equity is accelerated only if, within 24 months following a change-in-control, the CEO is terminated without cause or resigns for good reason.	Vesting of equity is accelerated only if, within 24 months following a change-in-control, the Executive Officer is terminated without cause or resigns for good reason.

(1)
Additional details and definitions can be found in the actual retention letters. Mr. Bonney's retention letter and a form of the retention letter with our other Named Executive Officers are on file with the SEC.

        Receipt of any severance and benefits is conditioned on the Executive Officer signing a release of claims. In addition, Executive Officers will continue to be bound by the obligations set forth in our form of Employee Confidentiality Agreement, which is on file with the SEC. None of our Executive Officers is entitled to a gross-up associated with taxes owed on change-in-control payments or taxes due pursuant to Internal Revenue Code Section 280G.

        The remainder of this section summarizes quantitative disclosures for each Named Executive Officer regarding estimated payments and other benefits that would have been received by the Named Executive Officer or his estate if his employment terminated as of the last business day of the year, December 31, 2009, under the following circumstances:

  •
  Termination by us for cause.

  •
  Termination by us without cause not following a change-in-control.

  •
  Termination by us without cause or by the Named Executive Officer for good reason following a change in control.

Payments to Michael Bonney Assuming a December 31, 2009 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
Circumstances of Termination:	Multiple	$	Multiple	$						Total
Termination for cause	N/A	N/A	N/A	N/A		$5,243,731	N/A	$26,339	$216,371	$5,486,441
Termination without cause not following a change-in-control	2.0	$1,000,000	N/A	N/A		$5,243,731	N/A	$26,339	$216,371	$6,486,441
Termination without cause or resignation with good reason following a change-in-control	2.0	$1,000,000	1.0	$500,480	(5)	$5,243,731	$742,869	$26,339	$216,371	$7,729,790

(1)
All unvested equity is assumed to have accelerated as of 12/31/09. The amount shown here represents the spread of the accelerated options assuming a stock price of $18.97 (our closing stock price on 12/31/09).

(2)
See the Outstanding Equity Awards at 2009 Fiscal Year End table for the vesting status of Mr. Bonney's equity awards as of 12/31/09.

(3)
Mr. Bonney's benefits are continued for 24 months. The benefits cost includes the employer cost of health and dental insurance only. Mr. Bonney's cost of benefits for months 19-24 of the benefit continuation period are assumed to be equal to the cost for months 1-18. In an actual termination situation, the cost of benefits may change in months 19-24 due to the potential expiration of COBRA benefits coverage as full group insurance rates may apply.

(4)
Represents the entire balance of Mr. Bonney's 401(k) account. We match 75% of the employee's contributions up to 6% of the employee's cash compensation, subject to a statutory cap, in the form of common stock (all of our employees are eligible for this match, not just Executive Officers).

(5)
The amount shown here is Mr. Bonney's 2008 award because the 2008 award is higher than his annual target award opportunity for 2009.

 Payments to David McGirr Assuming a December 31, 2009 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
Circumstances of Termination:	Multiple	$	Multiple	$						Total
Termination for cause	N/A	N/A	N/A	N/A		$1,241,624	N/A	$25,604	$209,477	$1,476,705
Termination without cause not following a change-in-control	1.5	$555,423	N/A	N/A		$1,241,624	N/A	$25,604	$209,477	$2,032,128
Termination without cause or resignation with good reason following a change-in-control	1.5	$555,423	1.0	$235,552	(5)	$1,241,624	$213,439	$25,604	$209,477	$2,481,119

(1)
All unvested equity is assumed to have accelerated as of 12/31/09. The amount shown here represents the spread of the accelerated options assuming a stock price of $18.97 (our closing stock price on 12/31/09).

(2)
See the Outstanding Equity Awards at 2009 Fiscal Year End table for the vesting status of Mr. McGirr's equity awards as of 12/31/09.

(3)
Mr. McGirr's benefits are continued for 18 months. The benefits cost includes our cost of health and dental insurance only.

(4)
Represents the entire balance of Mr. McGirr's 401(k) account. We match 75% of the employee's contributions up to 6% of the employee's cash compensation, subject to a statutory cap, in the form of common stock (all of our employees are eligible for this match, not just Executive Officers).

(5)
The amount shown here is Mr. McGirr's 2008 award because the 2008 award is higher than his annual target award opportunity for 2009.

 Payments to Robert Perez Assuming a December 31, 2009 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
Circumstances of Termination:	Multiple	$	Multiple	$						Total
Termination for cause	N/A	N/A	N/A	N/A		$1,268,665	N/A	$20,381	$159,732	$1,448,778
Termination without cause not following a change-in-control	1.5	$645,017	N/A	N/A		$1,268,665	N/A	$20,381	$159,732	$2,093,795
Termination without cause or resignation with good reason following a change-in-control	1.5	$645,017	1.0	$272,107	(5)	$1,268,665	$377,560	$20,381	$159,732	$2,743,462

(1)
All unvested equity is assumed to have accelerated as of 12/31/09. The amount shown here represents the spread of the accelerated options assuming a stock price of $18.97 (our closing stock price on 12/31/09).

(2)
See the Outstanding Equity Awards at 2009 Fiscal Year End table for the vesting status of Mr. Perez's equity awards as of 12/31/09.

(3)
Mr. Perez's benefits are continued for 18 months. The benefits cost includes our cost of health and dental insurance only.

(4)
Represents the entire balance of Mr. Perez's 401(k) account. We match 75% of the employee's contributions up to 6% of the employee's cash compensation, subject to a statutory cap, in the form of common stock (all of our employees are eligible for this match, not just Executive Officers).

(5)
The amount shown here is Mr. Perez's 2008 award because the 2008 award is higher than his annual target award opportunity for 2009.

 Payments to Steven Gilman Assuming a December 31, 2009 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(2)(3)
						Value of Vested Equity		Benefits Continuation(4)	401(k) Plan Balance(5)
Circumstances of Termination(1):	Multiple	$	Multiple	$						Total
Termination for cause	N/A	N/A	N/A	N/A		$29,515	N/A	$13,760	$67,967	$111,242
Termination without cause not following a change-in-control	1.5	$580,500	N/A	N/A		$29,515	N/A	$13,760	$67,967	$691,742
Termination without cause or resignation with good reason following a change-in-control	1.5	$580,500	1.0	$182,523	(5)	$29,515	$326,310	$13,760	$67,967	$1,200,575

(1)
All unvested equity is assumed to have accelerated as of 12/31/09. The amount shown here represents the spread of the accelerated options assuming a stock price of $18.97 (our closing stock price on 12/31/09).

(3)
See the Outstanding Equity Awards at 2009 Fiscal Year End table for the vesting status of Dr. Gilman's equity awards as of 12/31/09.

(4)
Dr. Gilman's benefits are continued for 18 months. The benefits cost includes our cost of health and dental insurance only.

(5)
Represents the entire balance of Dr. Gilman's 401(k) account. We match 75% of the employee's contributions up to 6% of the employee's cash compensation, subject to a statutory cap, in the form of common stock (all of our employees are eligible for this match, not just Executive Officers).

(6)
The amount shown here is Dr. Gilman's 2008 award because the 2008 award is higher than his annual target award opportunity for 2009.

 Payments to Santosh Vetticaden Assuming a December 31, 2009 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
Circumstances of Termination:	Multiple	$	Multiple	$						Total
Termination for cause	N/A	N/A	N/A	N/A		$0	N/A	$23,049	$38,494	$61,543
Termination without cause not following a change-in-control	1.5	$555,000	N/A	N/A		$0	N/A	$23,049	$38,494	$616,543
Termination without cause or resignation with good reason following a change-in-control	1.5	$555,000	1.0	$148,000	(5)	$0	$169,763	$23,049	$38,494	$934,306

(1)
All unvested equity is assumed to have accelerated as of 12/31/09. The amount shown here represents the spread of the accelerated options assuming a stock price of $18.97 (our closing stock price on 12/31/09).

(2)
See the Outstanding Equity Awards at 2009 Fiscal Year End table for the vesting status of Dr. Vetticaden's equity awards as of 12/31/09.

(3)
Dr. Vetticaden's benefits are continued for 18 months. The benefits cost includes our cost of health and dental insurance only.

(4)
Represents the entire balance of Dr. Vetticaden's 401(k) account. We match 75% of the employee's contributions up to 6% of the employee's cash compensation, subject to a statutory cap, in the form of common stock (all of our employees are eligible for this match, not just Executive Officers).

(5)
The amount shown here is Dr. Vetticaden's 2009 annual target award opportunity because, due to the timing of his hiring in December 2008, he was not eligible for a 2008 award.

 DIRECTOR COMPENSATION

Overview

        We compensate our non-employee directors with a combination of cash payments, in the form of annual retainers and meeting fees, and stock options. Stock options represent a significant portion of director compensation, which aligns director compensation directly with our long-term performance. Stock options are granted to non-employee directors upon election or appointment, as the case may be, and on an annual basis. Cash compensation paid to non-employee directors is weighted more heavily towards meeting fees than annual retainers, which are set at a relatively modest level in order to emphasize the importance of attending Board and Board committee meetings. Our Board regularly reviews its performance and the performance of its committees.

        The Compensation Committee is responsible for reviewing the compensation of our non-employee directors and making recommendations to the Board about any changes to such compensation. Every two years, PM&P provides the Compensation Committee with a competitive assessment of compensation for our non-employee directors by comparing our director compensation programs and the amount of compensation that we pay our non-employee directors to the same peer group companies that we use to benchmark our executive compensation, as described in the CD&A section of this Proxy Statement. The assessment compares the total compensation paid to our non-employee directors by position—Chairman, Lead Director, director, committee chairs and committee members—and the components of compensation—retainers, meeting fees and equity compensation—to the compensation paid to directors at our peer group companies. The Compensation Committee evaluates this information and recommends any changes to director compensation to the Board for approval. This process typically results in the total compensation of our non-employee directors meeting or exceeding the median total compensation paid to non-employee directors at our peer group companies during the first year after the evaluation of director compensation and the total compensation of our non-employee directors being lower than the median total compensation paid to non-employee directors at our peer group companies during the second year after the evaluation of director compensation.

        In March 2009, as a result of the review and analysis described above, the Board approved changes to the compensation to be paid to non-employee directors. These changes are described below and took effect as of our 2009 Annual Meeting of Stockholders, or the 2009 Annual Meeting.

        Mr. Bonney is a director and one of our Executive Officers. As a result, Mr. Bonney receives no additional compensation for serving on the Board. No other director is an employee of the company.

Retainers

        We pay our non-employee directors an annual retainer for the period between each of our annual meetings of stockholders. The annual retainer is payable in arrears as of the annual meeting of stockholders on a pro-rata basis based on the number of months that the director was a director, Lead Director or Chairman during this period. Retainers are paid in cash or our common stock representing the equivalent value, at the director's election.

        Until the 2009 Annual Meeting, our Lead Director received an annual retainer of $18,000 and all other non-employee directors received an annual retainer of $12,000. The retainer for the period from our 2008 Annual Meeting of Stockholders to the 2009 Annual Meeting was paid on the date of the 2009 Annual Meeting. If we did have a Chairman, he or she would have been entitled to receive an annual retainer of $24,000 at the 2009 Annual Meeting, pro-rated based on the number of months that he or she served as Chairman during the year.

        As of the 2009 Annual Meeting, our Lead Director was entitled to receive an annual retainer of $28,000 and all other non-employee directors were entitled to receive an annual retainer of $22,000. The retainer for the period from the 2009 Annual Meeting to the 2010 Annual Meeting will be paid on the date of the 2010 Annual Meeting. We do not have a Chairman. If we have a Chairman at any time before the 2010 Annual Meeting, he or she will be paid an annual retainer of $34,000, pro-rated to reflect the number of months he or she served as Chairman during this period, at the 2010 Annual Meeting.

Meeting Fees

        Until the 2009 Annual Meeting, non-employee directors were paid $3,000 for each meeting of the Board attended in person, $1,000 for each meeting of the Board attended by phone, and $1,000 for each committee meeting attended, whether in person or by phone. The Lead Director was paid an additional $1,000 per Board meeting led. Committee chairs were paid an additional $2,000 per committee meeting led.

        As of the 2009 Annual Meeting, non-employee directors were paid $4,000 for each meeting of the Board attended in person and $1,000 for each meeting of the Board attended by phone. The Lead Director was paid an additional $1,000 per Board meeting led. If we have a Chairman at anytime between the 2009 Annual Meeting and 2010 Annual Meeting, he or she will also be paid an additional $1,000 per meeting led. Non-chair members of the Audit Committee were paid $2,000 per meeting attended, whether in person or by phone, and the Chair of the Audit Committee was paid $4,000 per committee meeting led. Non-chair members of each other Board committee were paid $1,500 for each committee meeting attended, whether in person or by phone, and the Chairs of such committees were paid $3,500 per meeting led.

Option Grants

        Option awards to our non-employee directors are made under our Amended and Restated 2002 Directors' Equity Incentive Plan, or the Directors' Equity Incentive Plan. All options granted to non-employee directors have an exercise price equal to the closing price of our common stock on the grant date.

        Until the 2009 Annual Meeting, upon first joining the Board, each non-employee director was automatically granted a stock option to purchase 10,000 shares of common stock that would vest quarterly in equal installments over a three-year period beginning on the grant date. As of the 2009 Annual Meeting, upon first joining the Board, each non-employee director (other than the Lead Director and Chairman) is entitled to an automatic grant of a stock option award with a fair value on the grant date of $150,000, calculated using the Black-Scholes option pricing model in accordance with ASC Topic 718, which vests quarterly in equal installments over a three-year period beginning on the grant date. We did not make any of these grants in 2009 because no new non-employee directors joined the Board during the period from the 2009 Annual Meeting until the end of 2009.

        In addition, provided that they were serving as a director on the close of business on the date of our annual meeting of stockholders, our non-employee directors (other than the Lead Director and Chairman) are automatically granted a stock option with a fair value on the date of our annual meeting of stockholders, calculated using the Black-Scholes option pricing model in accordance with ASC Topic

718, of $150,000. These annual option awards vest 100% on the earlier of the first anniversary of the grant date or the date of our next annual meeting of stockholders. The Lead Director and Chairman, if any, will receive initial and annual stock option awards with a fair value on the grant date of $200,000 and $250,000, respectively. The option awards to the Lead Director and Chairman, if any, have the same vesting schedule as the annual stock option awards of non-employee directors. As a result, on June 4, 2009, the date of the 2009 Annual Meeting, we made the following stock option grants to our non-employee directors:

Director	Number of Shares Subject to Option	Exercise Price
Kenneth Bate, Lead Director	25,332	$18.22
Mark Corrigan	19,000	$18.22
Sylvie Grégoire	19,000	$18.22
Nancy Hutson	19,000	$18.22
Walter Maupay, Jr	19,000	$18.22
Martin Rosenberg	19,000	$18.22
Matthew Singleton	19,000	$18.22
Martin Soeters	19,000	$18.22
Michael Wood	19,000	$18.22

Stock Ownership Guidelines

        Our non-employee directors are subject to stock ownership guidelines that require each director to own Cubist stock worth three times his or her annual retainer. These guidelines were adopted in January 2006. Non-employee directors serving as of the adoption date were required to be in compliance with the guidelines by January 1, 2009. Non-employee directors who joined the Board after January 2006 are required to be in compliance with the guidelines within three years of joining the Board. The guidelines are designed to align the interests of our non-employee directors with those of our stockholders by ensuring that non-employee directors have a meaningful financial stake in our long-term success. The ownership guidelines were established by the Compensation Committee after reviewing market practices of peer companies and determining what would constitute meaningful ownership to align directors and stockholders. In considering whether to increase the annual retainers and option awards of non-employee directors as of the 2010 Annual Meeting, the Board decided to maintain the ownership guidelines at three times the amount of the increased retainer in order to require non-employee directors to further increase their ownership of Cubist stock as their option awards increased.

        Except for one non-employee director, who will work to meet the ownership requirement by mid-year and has elected to take his 2009-2010 annual retainer in stock, all non-employee directors who are required to meet the ownership requirement have met the requirement. Non-employee directors who are not yet required to meet the ownership requirement are making good progress towards achievement of the requirement.

Other

        We reimburse all of our directors for expenses incurred in connection with their attendance at Board or committee meetings and for participation in director education programs. We also provide director and officer insurance for all directors.

Directors Compensation Table

        This table sets forth all compensation earned by our non-employee directors in 2009.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2)(3) (c)	Option Awards ($)(3)(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Kenneth Bate(5)	$113,500	$23,833	$200,000	$—	$—	$—	$337,333
Mark Corrigan	$42,000	$17,833	$150,000	$—	$—	$—	$209,833
Sylvie Grégoire	$20,000	$17,833	$150,000	$—	$—	$—	$187,833
Nancy Hutson	$64,333	$—	$150,000	$—	$—	$—	$214,333
David Martin, Jr.(6)	$15,000	$5,000	$98,373	$—	$—	$—	$118,373
Walter Maupay, Jr.(7)	$92,333	$—	$150,000	$—	$—	$—	$242,333
Martin Rosenberg	$61,833	$5,000	$150,000	$—	$—	$—	$216,833
Matthew Singleton	$81,000	$12,833	$150,000	$—	$—	$—	$243,833
Martin Soeters	$30,000	$17,833	$150,000	$—	$—	$—	$197,833
Michael Wood	$53,500	$17,833	$150,000	$—	$—	$—	$221,333

(1)
Reflects cash compensation earned in 2009, including, if any, the 2009 portion of the annual retainer paid as of the 2009 Annual Meeting and/or the 2009 portion of the annual retainer to be paid as of the 2010 Annual Meeting that a director elected to take in cash.

(2)
Reflects, if any, the 2009 portion of the annual retainer paid as of the 2009 Annual Meeting and/or the 2009 portion of the annual retainer to be paid as of the 2010 Annual Meeting that a director elected to take in shares of common stock. The amounts in the table reflect the dollar value of the stock that was granted as of the 2009 Annual Meeting and that is expected to be granted as of the 2010 Annual Meeting.

(3)
The aggregate number of options outstanding as of December 31, 2009 for each director is as follows:

Name	Outstanding Options
Kenneth Bate, Lead Director	129,082
Mark Corrigan	29,000
Sylvie Grégoire	59,000
Nancy Hutson	29,000
David Martin, Jr.	120,000
Walter Maupay, Jr.	129,000
Martin Rosenberg	72,500
Matthew Singleton	91,000
Martin Soeters	59,000
Michael Wood	82,500

(4)
All of these option awards were granted on June 4, 2009. The number of shares of common stock that were the subject of the option grants is set forth above under "Option Grants." The dollar amount set forth in the table represents the grant date fair value using the Black-Scholes option pricing model, or in the case of Dr. Martin the incremental fair value, each in accordance with ASC Topic 718. The Black-Scholes value of the stock options listed in the table was $7.90 per share. In making the Black-Scholes calculation, we used the assumptions described in the notes to the consolidated audited financial statements in our Annual Reports on Form 10-K for the covered fiscal year as of the grant date.

(5)
Lead Director.

(6)
In connection with his retirement from the Board as of the 2009 Annual Meeting, the Board had approved the following with respect to Dr. Martin's options: (a) to extend the post-termination of service exercise period of the outstanding options granted to Dr. Martin under the Amended and Restated 2002 Directors' Equity Incentive Plan, or Directors' Plan, from 90 days to one year, and (b) to accelerate the vesting of Dr. Martin's June 11, 2008 option grant from the vesting date of June 11, 2009 to his retirement date of June 4, 2009. These modifications of Dr. Martin's outstanding option awards resulted in an incremental fair value transfer to Dr. Martin of $98,373. This amount is reflected in the option award value set forth in the table for Dr. Martin for 2009.

(7)
On March 4, 2010, in connection with his planned retirement from the Board as of the 2010 Annual Meeting, the Board approved an extension of the post-termination of service exercise period of all of Mr. Maupay's outstanding options to November 30, 2011. The modification of Mr. Maupay's outstanding option awards resulted in an incremental fair value transfer to Mr. Maupay of approximately $294,303 computed in accordance with the provisions of ASC Topic 718. This amount is not reflected in the option award value set forth in the table for Mr. Maupay for 2009 because it represents 2010 compensation.

 COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.

                      Compensation Committee
                      Michael Wood, Chair
                      Martin Soeters
                      Walter Maupay
                      Lonnie Moulder

April 5, 2010

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or the Securities Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be incorporated by reference into any such filings.

Equity Compensation Plans

        The following table provides information as of December 31, 2009 relating to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)(1)
Equity compensation plans approved by security holders(2)	9,164,757(3)	$18.19	4,416,604(4)
Equity compensation plans not approved by security holders	815(5)	$28.65(6)	—(7)

Total	9,165,572	$18.19	4,416,604

(1)
Pursuant to each of the 2000 Plan and the Directors' Plan, awards of stock options reduce the number of shares of common stock available for awards under the plans by one share for every share so awarded, and stock grants and awards of restricted stock and restricted stock units reduce the number of shares of common stock available under the plans by two shares for every share so awarded. For example, if we award 100 shares of restricted stock, it would reduce the number of shares reserved for issuance under the 2000 Plan or the Directors' Plan (as applicable) by 200 shares. As described further below, if approved by stockholders at the 2010 Annual Meeting, our 2010 Equity Incentive Plan will have similar share counting as the 2000 Plan and the Directors' Plan.

(2)
Consists of the 1993 Amended and Restated Stock Option Plan, or 1993 Plan, the 2000 Plan, the Directors' Plan and the Amended and Restated 1997 Employee Stock Purchase Plan, or ESPP. The 1993 Plan terminated pursuant to its terms on May 6, 2003. If the 2010 Equity Incentive Plan is approved at the 2010 Annual Meeting, no further awards will be made under the 2000 Plan.

(3)
Consists of 199,489 restricted stock units and stock options covering 8,965,268 shares of common stock.

(4)
Includes 564,124 shares available under the Directors' Plan, 3,185,261 shares available under the 2000 Plan, and 667,219 shares that were available for issuance under the ESPP.

(5)
Includes 500 stock options outstanding under the 2001 United Kingdom Stock Option Plan, or U.K. Plan. The U.K. Plan was adopted when we had operations in the U.K. in order to encourage stock ownership by our employees in the U.K. The outstanding options are held by employees who transferred to the U.S. when we discontinued our operations in the U.K. Options granted under the U.K. Plan have been approved under the Income and Corporation Taxes Act of 1988 of the United Kingdom. Such options receive favored tax treatment in the U.K. No awards have been made under the U.K. Plan since we discontinued our operations in the U.K. Also includes 315 stock options outstanding under the TerraGen Discovery Inc. Employee Stock Option Plan, or TerraGen Plan, which we assumed as part of our acquisition of TerraGen Discovery Inc. in October 2000. Options under the TerraGen Plan became exercisable for shares of Cubist common stock upon consummation of the acquisition but remain subject to the TerraGen Plan. No awards have been made under the TerraGen Plan since the date of the acquisition.

(6)
The weighted-average exercise price includes all outstanding stock options, but does not include restricted stock units which do not have an exercise price. The outstanding options under the U.K. Plan have a weighted average exercise price of $13.26 per share. The outstanding options under the TerraGen Plan have a weighted average exercise price of $53.08 per share.

(7)
As part of our decision to cease operations in the U.K., we terminated the U.K. Plan and will therefore not be issuing the remaining 468,710 options that were previously available under the U.K. Plan.

 INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Director Independence

        In March 2010, the Board determined that all of our directors other than Mr. Bonney, our President and Chief Executive Officer, satisfied the independence requirements of The Nasdaq Global Market, or Nasdaq, and the independence requirements of our Amended and Restated Corporate Governance Guidelines. In making this determination, the Board took into consideration the transactions described in the section entitled "Transactions with Related Persons" in this Proxy Statement and the following relationship:

  •
  Dr. Mark Corrigan, one of our directors, was the Executive Vice President, Research & Development, of Sepracor, Inc. until January 2010. Sepracor, which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in October 2009, acquired Oryx Pharmaceuticals, Inc., or Oryx, in June 2008. We are a party to a distribution agreement dated as of March 7, 2005 with Sepracor, as successor-in-interest to Oryx, pursuant to which a subsidiary of Sepracor is responsible for developing and commercializing CUBICIN in Canada.

        Our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, or the Governance Committee, consist solely of independent directors, as defined by Nasdaq. The members of our Audit Committee also meet the additional SEC and Nasdaq independence and experience requirements applicable specifically to members of the Audit Committee. In addition, all of the members of our Compensation Committee are "non-employee directors" within the meaning of the rules of Section 16 of the Securities Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

Information about Meetings and Board Committees

        During 2009, the Board held 13 meetings, 8 of which were telephonic meetings, and took action by written consent on two occasions. The independent outside directors of our Board regularly met during Board meetings in independent session without Mr. Bonney or other company management present.

        The composition of the standing committees of our Board of Directors and the number of times that each committee met in 2009 are set forth in the following table:

Committee	Members in 2009	Current Members	Number of Meetings(1)
Audit Committee(2)	Matt Singleton (Chair)	Matt Singleton (Chair)	6
	Kenneth Bate	Kenneth Bate
	Mark Corrigan	Mark Corrigan
Compensation Committee	Michael Wood (Chair)	Michael Wood (Chair)	7
	Walter Maupay	Walter Maupay(3)
	Martin Soeters	Lonnie Moulder
Martin Soeters
Corporate Governance and Nominating Committee	Nancy Hutson (Chair)	Nancy Hutson (Chair)	5
	Sylvie Grégoire	Sylvie Grégoire
	Walter Maupay	Walter Maupay(3)
Lonnie Moulder
Scientific Affairs Committee	Martin Rosenberg (Chair)	Martin Rosenberg (Chair)	6
	Mark Corrigan	Mark Corrigan
	Sylvie Grégoire(4)	Sylvie Grégoire
	Nancy Hutson	Nancy Hutson
David Martin(4)

(1)
The members of each of these committees regularly met in independent session during committee meetings without company management present.

(2)
The Board has determined that Mr. Bate and Mr. Singleton are audit committee financial experts within the meaning of the applicable SEC regulations.

(3)
Mr. Maupay is retiring from the Board as of the 2010 Annual Meeting.

(4)
Dr. Grégoire replaced Dr. Martin on the Scientific Affairs Committee in March 2009.

In 2009, except for Dr. Grégoire, who was asked by the Board to recuse herself from certain meetings in accordance with our corporate governance practices, no director attended fewer than 75% of the total number of Board meetings plus applicable committee meetings held while he or she was a director. Dr. Grégoire has served on the Board since 2006 and has attended more than 75% of the total number of Board meetings and applicable committee meetings in all years prior to 2009. It has been the practice of the Board to hold a meeting on the same date and at the same location as our annual meetings of stockholders to encourage all Board members to attend the annual meeting. All of our then-serving directors attended the 2009 Annual Meeting.

Members of the standing committees are appointed by the Board upon recommendation of the Governance Committee.

Audit Committee

        The functions of the Audit Committee are as set forth in the Amended and Restated Audit Committee Charter, which can be viewed on our website at www.cubist.com. The Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided has received general pre-approval from the Audit Committee, it requires specific pre-approval in each instance by the Audit Committee. Any proposed services exceeding pre-approved cost levels generally require specific pre-approval by the Audit Committee.

Compensation Committee

        Functions, purposes and responsibilities: The functions of the Compensation Committee are as set forth in the Compensation Committee Charter, which can be viewed on our website at www.cubist.com.

        As set forth in its charter, the purposes of the Compensation Committee are:

  •
  to generally oversee our compensation philosophy and policies;

  •
  to ensure that compensation decisions represent sound fiscal policy and enable us to attract, motivate and retain highly qualified personnel;

  •
  to advise the Board on, and to facilitate the Board's oversight of, the compensation of the Board, the CEO and other Executive Officers;

  •
  to produce an annual report of the Compensation Committee;

  •
  to review the CD&A, and, if appropriate, to recommend inclusion of the CD&A in our Proxy Statement.

        The Compensation Committee has the responsibility to:

  •
  make at least an annual report to the Board;

  •
  annually review and recommend to the Board goals and objectives for the company and CEO;

  •
  annually evaluate CEO performance and discuss such evaluation with the Board;

  •
  recommend to the Board appropriate compensation for the CEO (the Board sets CEO compensation);

  •
  review performance and set total compensation of our Executive Officers in consultation with the CEO;

  •
  oversee the administration of our stock option plans;

  •
  recommend to the Board the total compensation for the Board (the Board ultimately approves Board compensation);

  •
  annually review and approve all compensation related matters outside the ordinary course, including employment contracts, change-in-control provisions, severance arrangements and perquisites for Executive Officers.

        Use of Compensation Consultant: The Compensation Committee has the authority to select, retain, terminate and compensate compensation consultants. In 2009, the Compensation Committee retained PM&P as its compensation consultant. PM&P served as an independent advisor to the Compensation Committee on topics primarily related to Board and executive compensation. PM&P has served as a consultant to the Compensation Committee since 2005. PM&P reports to the Compensation Committee Chair, takes direction from the Compensation Committee, and does not provide any services to the company other than the services provided at the request of the Compensation Committee. PM&P's general responsibilities to the Compensation Committee include working with management to acquire data necessary to complete work requested by the Compensation Committee, working with the Compensation Committee to help it understand compensation concepts, issues and the changing requirements of regulatory authorities, and assisting the Compensation Committee with reviews of management proposals relating to changes in compensation and related programs. Specific PM&P activities completed at the instruction of the Compensation Committee in 2009 include the following:

  •
  Provided the Compensation Committee with a recommended updated list of comparable companies based on the criteria described in the CD&A section of this Proxy Statement.

  •
  Provided the Compensation Committee with a competitive assessment of compensation for Executive Officers using PM&P's recommended (and Compensation Committee-approved) comparable company compensation data, and size- and industry-appropriate broad survey data.

  •
  Provided the Compensation Committee with a competitive assessment of compensation for members of the Board of Directors by comparing our director compensation programs to director compensation programs at comparable companies.

  •
  Provided the Compensation Committee with market-based compensation recommendations.

  •
  Assisted the Compensation Committee with evaluating long-term incentives and programs.

  •
  Assisted the Compensation Committee by providing information on compensation-related tax rules and regulations, including Section 162(m) of the Internal Revenue Code and the adoption of the Management Incentive Plan.

  •
  Assisted the Compensation Committee by providing information on changes to executive compensation disclosure and related rules and regulations.

  •
  Attended Compensation Committee meetings and executive sessions at the request of the Compensation Committee.

  •
  Reviewed and commented on the CD&A.

Governance Committee

        The functions of the Governance Committee are as set forth in the Governance Committee Charter, which can be viewed on our website at www.cubist.com.

Scientific Affairs Committee

        The functions of the Scientific Affairs Committee are as set forth in the Scientific Affairs Committee Charter which can be viewed on our website at www.cubist.com.

 CORPORATE GOVERNANCE

Leadership Structure and Risk Oversight

        Our Board has determined that having a rotating non-employee Lead Director and no Chairman is the best leadership structure for the company and the Board. Having an independent Lead Director and a large majority of independent directors allows the Board and management to have proper alignment and dialogue on all matters within the authority of the Board, including those related to risk oversight. The key responsibilities of the Lead Director are described below.

  •
  Chairs meetings of the Board and stockholders.

  •
  Has authority to call meetings of the Board and independent directors.

  •
  Works with the Board and management to develop the agendas for Board meetings and sets the agenda for independent sessions and meetings of the Board.

  •
  Along with the Governance Committee, leads processes to define skills and experience necessary for the Board to carry out its responsibilities as the company and external environment changes, and to attract Board members with those skills and experience.

  •
  Ensures the continual improvement of corporate governance through the refinement of self-assessment vehicles and by providing feedback to Board members and implementing changes to Board practices to capitalize on strengths and address areas of weakness identified in the self-assessments.

  •
  Facilitates discussion among the independent directors outside Board meetings and serves as a non-exclusive conduit of views, concerns, and issues of the independent directors to the Chief Executive Officer.

  •
  Ensures that an appropriate talent pool is in place for executive succession and that the Board has plans in place if emergency succession is required.

  •
  Has the right to attend all Board committee meetings.

        The Board also believes in empowering its standing Board committees and the chairs of such committees. The functions, roles and responsibilities of the committees are set forth in their respective charters and described above. The chairs of each committee are responsible, with input from management, on, among other things, setting the agendas for the meetings, leading the annual evaluations of their committees and other substantive and procedural matters.

        The Board believes that the leadership structure it has chosen along with the risk oversight role, as described below, enables it to effectively oversee risk. The key aspects of the Board's risk oversight role are as follows:

  •
  The Board retains ultimate responsibility for risk oversight. In carrying out this responsibility, the Board reviews the long- and short-term internal and external risks facing Cubist through its participation in long-range strategic planning, review and evaluation of corporate/entity-level risks that result from the annual risk assessment conducted by our risk management department, annual review of our key insurance programs, and review of the risk factors presented in Cubist's Annual Report on Form 10-K.

  •
  The Audit Committee is responsible for overseeing the risks related to financial reporting, internal controls and other areas of financial accounting, as set forth in its charter. As part of fulfilling these responsibilities, the Audit Committee meets regularly in the regular and independent sessions of its meetings with PricewaterhouseCoopers, LLP, our independent registered public accounting firm, senior staff from our internal audit firm, our Chief Compliance Officer, and other members of management, including our Chief Financial Officer, Chief Executive Officer and Controller.

  •
  Subject to the Board's oversight, the Compensation Committee is responsible for reviewing and evaluating the risks related to our compensation programs, policies and practices. As part of this process, Cubist's risk management department, working in conjunction with our human resources and legal departments, PM&P and our outside corporate counsel, conducted a risk assessment of our compensation programs, policies and practices. The risk assessment included, among other things, a review of program documentation, practices and controls, meetings with employees involved with the creation and administration of compensation programs, and reviews of policies and practices that are relevant to our compensation programs and practices. The results were reported to, and reviewed by, the Compensation Committee. The Chair of the Compensation Committee then reported the results to the Board. In conducting its review, the Compensation Committee noted several features of our compensation programs that reduce the likelihood of excessive risk taking, including: the programs provide for a balanced mix between short-and long-term compensation; the broad mix of performance goals that factor into the determination of short-term compensation; the maximum payout levels under the STIP of 200% of target; the decreasing acceleration of payouts under our field-based sales incentive plans as certain levels of quotas are achieved; the close scrutiny and regular monitoring of achievement against corporate goals and quotas under sales incentive plans; that compliance and ethical behaviors are integral factors considered in performance evaluations and the importance of compliance within the company; the lengthy vesting schedules of our long-term equity incentive awards; the recoupment policy applicable to our CEO and Chief Financial Officer; and the stock ownership guidelines applicable to our directors and Executive Officers.

  •
  Subject to the Board's oversight, the Governance Committee is responsible for reviewing our governance practices, policies and programs, including director and management succession planning, recruiting, and other areas that may impact our risk profile from a governance perspective.

  •
  Subject to the Board's oversight, the Scientific Affairs Committee is responsible for reviewing our key research and development programs and the important decisions and allocation of resources with respect to such programs, as well as significant programs and technologies that we consider acquiring from time to time.

        In performing their risk oversight functions, each committee has full access to management, as well as the ability to engage outside advisors. In addition, as noted above, we have an internal risk management department, which reports to our General Counsel. Our internal audit function, which we currently outsource to a third party audit firm, subject to oversight by the Audit Committee, reports to the risk management department so as to assure that audit topics align with high risk areas as identified in the enterprise risk assessment process. The risk management department is responsible for reviewing, assessing and, where appropriate, mitigating risk through the use of operational measures and controls and/or purchasing insurance coverage. As part of carrying out its responsibilities, the risk management department conducts an annual entity-wide risk assessment and meets independently with the Chief Executive Officer on a regular basis. In addition, the risk management department presents the results of the entity-wide risk assessment to the Board on at least an annual basis.

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines, which we refer to as the Guidelines, which are available on our website at www.cubist.com and which are also available in print to any stockholder who requests them from our Secretary. The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to stockholders and relies on the Guidelines to provide that framework. Among other things, the Guidelines help to ensure that the Board is independent from management, that the Board adequately performs its oversight functions, and that the interests of the Board and management align with the interests of our stockholders.

Code of Conduct and Ethics

        We have adopted a Code of Conduct and Ethics, which is available on our website at www.cubist.com and is also available in print to any stockholder who requests it from our Secretary. Our Code of Conduct and Ethics is applicable to all directors, Executive Officers and employees and embodies our principles and practices relating to the ethical conduct of our business and our long-standing commitment to honesty, fair dealing and full compliance with all laws affecting our business.

        The Board has established a means for employees to anonymously report a violation or suspected violation of the Code of Conduct and Ethics, including those violations relating to accounting, internal accounting controls or auditing matters.

Director Qualifications and Consideration of Diversity

        The Governance Committee requires that directors possess personal and professional ethics, integrity and values and are committed to representing the interests of our stockholders. Directors must have an inquisitive and objective perspective, practical wisdom and mature judgment. We do not have a formal diversity policy. However, we and the Governance Committee endeavor to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, healthcare, manufacturing, marketing and sales, education, legal, government affairs, regulatory, research and development, business development, insurance, international, technology, and in other areas that are relevant to our activities. A detailed description of the relevant experience and qualifications of our current directors is set forth in the "Information as to Directors and Nominees for Directors" section of this Proxy Statement. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and they should be committed to serving on the Board for an extended period of time. The Governance Committee and Cubist management have developed a director orientation program for new directors, which is implemented by members of our management team.

Director Nomination Process

        In addition to considering candidates suggested by stockholders, the Governance Committee considers potential candidates recruited by the Governance Committee and those recommended by our directors, Executive Officers, employees, stockholders or third parties. The Governance Committee considers all candidates in the same manner regardless of the source of the recommendation.

        To fill the seat on our Board that was eventually filled by Mr. Moulder, we retained Spencer Stuart to develop a list of candidates who were qualified to serve on the Board and who met the specifications for membership set forth by the Governance Committee, to assess interest and fit of the candidates and to perform background checks on the candidates. Mr. Moulder was on the list of candidates developed by Spencer Stuart. Nominations of persons for election to the Board may be made at a meeting of stockholders in one of two ways: (a) by or at the direction of the Board, or (b) by any stockholder who is a stockholder of record at the time of giving of notice for the election of Directors at the Annual Meeting of Stockholders and who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in accordance with our Amended and Restated By-Laws, or By-Laws, and as further described below under the heading "Stockholder Proposals and Board Candidates" in writing to the Secretary of Cubist Pharmaceuticals, Inc. at 65 Hayden Avenue, Lexington, Massachusetts 02421.

        The stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the stockholder giving the notice (i) the name and address, as they appear on our books, of such stockholder, and (ii) the class and number of our shares that are beneficially owned by such stockholder. In addition to the requirements set forth above, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act and the rules and regulations thereunder. The director nominees for election at the 2010 Annual Meeting were recommended by the Governance Committee and were nominated by the Board. To date, we have not received any stockholder director nominations for the 2010 Annual Meeting.

Stockholder Communications

        Stockholders may send general communications to our Board, including stockholder proposals, recommendations for Board candidates, or concerns about our conduct. These communications may be sent to any director, including members of the Audit Committee, in care of: Secretary, Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, Massachusetts 02421. All communications will be reviewed by the Secretary and, unless otherwise indicated in such communication, submitted to the Board or an individual director, as appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of our Compensation Committee during 2009 were Dr. Wood, Mr. Maupay and Mr. Soeters. None of these Committee members is or has ever been an officer or employee of Cubist. To our knowledge, there were no other relationships involving members of the Compensation Committee or our other directors which require disclosure in this Proxy Statement as a Compensation Committee interlock.

 TRANSACTIONS WITH RELATED PERSONS

        In accordance with the Governance Committee Charter, the Governance Committee is responsible for reviewing and pre-approving or ratifying the terms and conditions of all transactions that would be considered related party transactions pursuant to SEC rules. Any such transaction must be approved by our Governance Committee prior to Cubist entering into the transaction and must be on terms no less favorable to Cubist than could be obtained from unrelated third parties. A report is made to our Governance Committee annually disclosing all related parties that are employed by us and related parties that are employed by other companies with which we had a material relationship during that year, if any. In carrying out this responsibility, the Governance Committee has approved the related party transaction described below. We have no other related party transactions.

        Dr. David Martin, who served as one of our directors until his retirement as of the 2009 Annual Meeting, is Chairman, Chief Executive Officer and a co-founder of AvidBiotics Corporation, or AvidBiotics. In June 2008, we entered into a Collaborative Research and Option Agreement with AvidBiotics. The agreement, as amended, terminated on December 31, 2009 as a result of our election not to exercise a pre-specified development option. Under the agreement, we paid approximately $1,620,000 to fund a feasibility study, with the goal of demonstrating in vitro efficacy of AvidBiotics' Avidocin™ technology against Clostridium difficile bacteria. If we had exercised the development option, we would have been required to make milestone payments to AvidBiotics upon the achievement of specified milestones and to pay royalties to AvidBiotics based upon sales of licensed products.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our Executive Officers, directors and persons holding more than 10% of our common stock to file initial reports of beneficial ownership and changes in beneficial ownership of our securities. Based solely on information provided to us by our directors and Executive Officers, we believe that, during 2009, all such parties complied with all applicable filing requirements.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to examine the financial statements of Cubist for the fiscal year 2010. That selection was ratified by our Board, and our stockholders are being asked to ratify that selection at the 2010 Annual Meeting. The Audit Committee has considered whether the provision of the non-audit services described below is compatible with maintaining the independence of PricewaterhouseCoopers LLP. To minimize relationships that could appear to impair the objectivity and independence of PricewaterhouseCoopers LLP in its audit of our financial statements, our Audit Committee has restricted the non-audit services that PricewaterhouseCoopers LLP may provide to us primarily to tax services and merger and acquisition due diligence services. The Audit Committee pre-approved all services provided by PricewaterhouseCoopers LLP for 2009 and 2008.

        The aggregate fees billed for professional services by PricewaterhouseCoopers LLP for 2009 and 2008 for these various services were:

Types of Fees	2009	2008
Audit Fees(1)	$892,775	$796,250
Audit-Related Fees(2)	263,154	26,000
Tax Fees(3)	640,550	455,688
All Other Fees(4)	1,500	1,500

Total	$1,797,979	$1,279,438

(1)
Audit Fees consist of fees for professional services for the audit of our consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees for services rendered in connection with our due diligence activities and other acquisition-related services.

(3)
Tax Fees consist of fees for tax compliance, planning and advisory services other than those that relate specifically to the audits and reviews of our consolidated financial statements and internal control over financial reporting.

(4)
All Other Fees consist of fees for educational resources.

 AUDIT COMMITTEE REPORT(1)

        In fulfilling its oversight responsibility, the Audit Committee reviewed and discussed our audited 2009 year-end financial statements with management and with PricewaterhouseCoopers LLP, our independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters to be discussed in accordance with Statement on Auditing Standards No. 61, as amended (Codification of Statement on Auditing Standards, AU380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee received from the independent registered public accounting firm written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board in rule 3200T. The Audit Committee also discussed with the independent registered public accounting firm the auditors' independence from the company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent registered public accounting firm.

        The Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for the audit. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its audits and reviews, its evaluations of Cubist and its personnel, our internal controls, and the overall quality of our financial reporting. The Audit Committee also met, on a regular basis, with our internal auditors, Caturano and Company, and with our Chief Compliance Officer, in each case, with and without management present.

        Based on the reviews and discussions referred to above, the Audit Committee reviewed and recommended to the Board that our audited 2009 year-end financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

Audit Committee Matthew Singleton, Chair Kenneth Bate Mark Corrigan

April 5, 2010

(1)
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

        Our Board is divided into three classes, with one class of directors elected each year at the Annual Meeting of Stockholders for a three-year term of office. All directors of a class hold their positions until the Annual Meeting of Stockholders at which their terms of office expire and until their successors have been duly elected and qualified.

        The term of office of the current Class II Directors will expire at the 2010 Annual Meeting. The current Class II Directors are Michael Bonney, Mark Corrigan, Sylvie Grégoire and Walter Maupay. Mr. Maupay will retire from the Board as of the 2010 Annual Meeting.

        The Board has nominated Mr. Bonney, Dr. Corrigan and Dr. Grégoire for re-election as Class II Directors to hold office until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Proxies cannot be voted for any persons other than the nominees.

Vote Required

        The affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2010 Annual Meeting, in person or by proxy, is required for the election of each of the nominees.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL NO. 1

PROPOSAL NO. 2

APPROVAL OF OUR 2010 EQUITY INCENTIVE PLAN

Overview; Purpose

        We are asking stockholders to approve the 2010 Equity Incentive Plan, which was unanimously approved by the Board on March 24, 2010. The 2010 Equity Incentive Plan will not become effective unless it is approved by our stockholders. The 2010 Equity Incentive Plan is intended to encourage ownership of shares of our common stock by officers, employees, consultants and directors of Cubist and our subsidiaries and affiliates and to provide an additional incentive to such persons to promote our success.

        The 2010 Equity Incentive Plan, if approved by stockholders at the 2010 Annual Meeting, will replace our 2000 Equity Incentive Plan, or 2000 Plan, and will become the only existing equity compensation plan from which we will make equity-based awards to our employees and consultants. All of our current non-employee directors are eligible to participate in the 2010 Equity Incentive Plan, however, as discussed further below, we do not currently intend to make any awards to non-employee directors under the 2010 Equity Incentive Plan. If the 2010 Equity Incentive Plan is approved, no further grants of awards will be made under the 2000 Plan. As described below, the 2010 Equity Incentive Plan retains many of the features and provisions of the 2000 Plan. The primary differences between the plans are:

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  The 2010 Equity Incentive Plan contains three additional types of equity awards—incentive stock options, or ISOs, performance units and stock appreciation rights;

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  The 2010 Equity Incentive Plan is structured such that we are able to grant performance-based equity awards to comply with Section 162(m) of the Internal Revenue Code; and

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  The 2010 Equity Incentive Plan will expire on December 31, 2020, whereas the 2000 Plan will expire in December 2010.

        We have reserved 6,000,000 shares of common stock, plus the number of shares of common stock subject to stock options and restricted stock units granted under the 2000 Plan that become available for additional awards thereunder by reason of the forfeiture, cancellation, expiration or termination of those awards, for issuance under the 2010 Equity Incentive Plan. Based on current expectations, we believe that the shares reserved for issuance under the 2010 Equity Incentive Plan would provide us with a sufficient number of shares for equity-based awards contemplated to be issued under the 2010 Equity Incentive Plan until the end of 2012.

        The 2010 Equity Incentive Plan is being submitted for approval to our stockholders in accordance with the requirements of Nasdaq to qualify certain plan awards under Section 162(m) of the Internal Revenue Code, and to obtain favorable tax treatment for ISOs under Section 422 of the Internal Revenue Code.

        As of April 1, 2010, we anticipate that approximately 610 employees were eligible to participate in the 2010 Equity Incentive Plan.

        The closing price of our common stock on April 15, 2010 was $23.83.

Plan Summary

        The following description of the 2010 Equity Incentive Plan is a summary only and may not contain all the information you wish to know. We encourage you to review the entire text of the 2010 Equity Incentive Plan, which is attached to this proxy statement as Appendix A.

        Eligibility.    Awards under the 2010 Equity Incentive Plan may be granted to officers, directors, employees or consultants of Cubist or any of its subsidiaries; however, only employees of Cubist or a subsidiary of Cubist are eligible to be granted ISOs. In no event may the number of shares of common stock issued pursuant to awards under the 2010 Equity Incentive Plan to any one person in any calendar year exceed 750,000 shares.

        Administration.    The 2010 Equity Incentive Plan is administered by the Compensation Committee. The members of our Compensation Committee consist of directors who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act, "outside directors" for purposes of Section 162(m) of the Internal Revenue Code, and "independent directors" for purposes of Nasdaq rules . Subject to the provisions of the 2010 Equity Incentive Plan, the Compensation Committee has complete authority to interpret the 2010 Equity Incentive Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements, including the vesting provisions, and to make all other determinations deemed necessary or advisable by it for the administration of the 2010 Equity Incentive Plan. In addition, the Compensation Committee may delegate to our CEO the authority to make awards under the 2010 Equity Incentive Plan to non-officer employees and consultants in accordance with guidelines established by the Compensation Committee or the Board. The Board may at any time, in its discretion, take over any or all functions of the administration of the 2010 Equity Incentive Plan.

        Shares Subject to the 2010 Equity Incentive Plan.    We have reserved for issuance under the 2010 Equity Incentive Plan a total of 6,000,000 shares of common stock plus the number of shares of common stock subject to stock options and restricted stock units granted under the 2000 Plan and outstanding as of June 10, 2010, which become available for additional awards thereunder by reason of the forfeiture, cancellation, expiration or termination of those awards after June 10, 2010. If the 2010 Equity Incentive Plan is approved by stockholders, we will no longer grant awards under the 2000 Plan, the only plan from which we currently make equity-based compensation awards to employees and consultants. As of April 15, 2010, under the 2000 Plan, there were 10,736,505 shares of common stock available for issuance or underlying outstanding awards of options and restricted stock units. In addition, while our non-employee directors are eligible to receive awards under the 2010 Equity Incentive Plan, we do not currently intend to make any awards to non-employee directors unless and until the Directors' Plan expires or is terminated. The shares of common stock issued under the 2010 Equity Incentive Plan will be either authorized but unissued shares of the Company's common stock or shares held by the Company in its treasury.

        Share Counting.    We have designed the 2010 Equity Incentive Plan to allow for flexibility in the range of awards that can be granted and to minimize the dilutive effect of so-called "full value" awards. Accordingly, the 2010 Equity Incentive Plan provides that:

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  Awards of stock options and stock appreciation rights will reduce the number of shares of common stock available for awards under the plan by one share for every share underlying such an award; and

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  Awards of stock grants, performance units, restricted stock and restricted stock units will reduce the number of shares of common stock available for awards under the plan by two shares for every share underlying such an award. For example, if we award 100 shares of restricted stock, we will reduce the number of shares reserved for issuance under the plan by 200 shares.

        Reuse of Shares.    The following shares of common stock will again become available for awards under the 2010 Equity Incentive Plan:

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  Shares subject to an award of a stock option or stock appreciation right that remain unissued upon forfeiture, cancellation, expiration or termination under the 2010 Equity Incentive Plan or 2000 Plan (except that the exercise of a stock appreciation right will not be deemed to result in unissued shares, even if fewer shares are issued than the number of shares in which the award was denominated); and

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  Two shares for every one share underlying an award other than a stock option or stock appreciation right that is forfeited by the recipient under the 2010 Equity Incentive Plan or 2000 Plan.

        Prohibition on Repricing without Stockholder Approval.    The 2010 Equity Incentive Plan provides that awards outstanding under the 2010 Equity Incentive Plan may not be repriced without stockholder approval. For this purpose, the 2010 Equity Incentive Plan provides that the term "repricing" means any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) buying-out an outstanding stock option at a time when its exercise price exceeds the fair market value of our common stock for cash or shares, (c) any other action that is treated as a repricing under generally accepted accounting principles, or (d) canceling a stock option at a time when its exercise price exceeds the fair market value of our common stock in exchange for another stock option, restricted stock, restricted stock unit, stock grant or other equity award, unless the cancellation and exchange occurs in connection with a change of control (as defined in the 2010 Equity Incentive Plan).

        Types of Awards:    We may generally grant the following types of awards under the 2010 Equity Incentive Plan: restricted stock, restricted stock units, stock options (including both ISOs and nonqualified options, or NQSOs, which are options that do not qualify as ISOs), performance units, stock grants and stock appreciation rights. Each award will be evidenced by an instrument in such form as the Compensation Committee may prescribe, setting forth applicable terms including, but not limited to, the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock or restricted stock unit. Except as noted below, all relevant terms of any award will be set by the Compensation Committee in its discretion.

  •
  Restricted Stock.  A restricted stock award is an award of shares of common stock that is typically subject to vesting conditions and transfer restrictions.

  •
  Restricted Stock Units.  A restricted stock unit award is an award that represents the right to receive the fair market value of shares of our common stock, which may be settled in cash, common stock, or any other method permitted by the terms of the 2010 Equity Incentive Plan. A restricted stock unit award is typically subject to vesting conditions and transfer restrictions.

  •
  Stock Options.  Stock options entitle the holder to purchase shares of common stock during a specified period at a purchase price specified by the Compensation Committee (but at a price not less than 100% of the fair market value of the common stock on the grant date) and are typically subject to vesting conditions and transfer restrictions. Each option granted under the 2010 Equity Incentive Plan will be outstanding for a maximum of 10 years from the grant date, or such lesser period as the Compensation Committee shall determine. Options may be exercised in whole or in part by the participant giving written notice to the Company, specifying the number of shares with respect to which the option is being exercised and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The exercise price may be paid by cash or check; if permitted by the Compensation Committee, by tendering shares of common stock held by the person for at least six months with a fair market value equal to the exercise price of the shares purchased; if permitted by the Compensation Committee, by surrender of all or part of the shares of stock for which the option is then exercisable with a fair market value equal to the exercise price of the shares purchased; or, if permitted by the Compensation Committee, through a cashless exercise program established with a securities brokerage firm. ISOs may be granted only to eligible employees of the Company or any subsidiary corporation. If granted to any 10% stockholder of the Company, an ISO must have an exercise price of not less than 110% of the fair market value of the common stock on the date the option is granted and a term of not more than 5 years. In the case of an ISO, the aggregate fair market value of common stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by an employee during any calendar year may not exceed $100,000.

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  Performance Units.  A performance unit award is the right to receive the increase in value of a specified number of shares of common stock over the initial value of such number of shares, if any, at the close of a specified performance period to the extent specified performance goals are achieved and which is subject to forfeiture if the specified performance goals are not achieved.

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  Stock Appreciation Rights.  A stock appreciation right is an award that is valued by reference to the increase in value of our common stock over the term of the award. Stock appreciation rights may be granted either alone or in connection with an option and typically will be subject to vesting conditions and transfer restrictions. The exercise price of a stock appreciation right will be not less than 100% of the fair market value of the common stock on the grant date or, in the case of a stock appreciation right awarded in tandem with an option, the exercise price of the related option. The term of a stock appreciation right will be not more than 10 years or, in the case of a stock appreciation right awarded in tandem with an option, the expiration date of the related option.

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  Stock Grants.  A stock grant is an award of common stock. Subject to the provisions of the 2010 Equity Incentive Plan, stock grants will be made upon such terms and conditions (if any) as the Compensation Committee may determine.

        Exercisability; vesting.    Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award notice or agreement. The Compensation Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award, provided that the Compensation Committee determines that such acceleration is necessary or desirable in light of extraordinary circumstances. However, ISOs may only be accelerated if such acceleration would not cause the option to fail to qualify as an ISO or if the optionee consents to the acceleration. Awards also accelerate automatically under the 2010 Equity Incentive Plan upon a change of control, as described below.

        Change of Control—Treatment of Awards.    The 2010 Equity Incentive Plan provides that upon a "change of control," (a) each award that is subject to vesting will immediately become fully exercisable and (b) the risk of forfeiture with respect to any award that is subject to a risk of forfeiture shall expire. A "change of control" includes, among other things: (i) the date on which, subject to exceptions, any "person" (as defined in the 2010 Equity Incentive Plan), directly or indirectly, becomes the beneficial owner of more than 25% of our common stock outstanding at the time, without the prior approval of our Board of Directors; or (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in (A) who were still in office at the time that election or nomination was approved by the Board (each, a "Hostile Change of Control"). The Board of Directors has the discretion to exclude any event, other than a Hostile Change of Control, from being deemed a change of control. A majority of the members of our incumbent board of directors prior to a Hostile Change of Control have the discretion to exclude a Hostile Change of Control from being deemed a change of control.

        Transferability.    Generally, awards are not transferable, except by will or the laws of descent and distribution. Awards other than ISOs may be transferable and, except for awards of ISOs, to a "family member" (as defined in the 2010 Equity Incentive Plan) upon the approval of the Compensation Committee. In granting its authorization and permission to any proposed transfer of an award, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer.

        Effect of termination of employment on outstanding awards.    Unless otherwise determined by the Compensation Committee (either at the time of grant or thereafter) and subject to the terms of the applicable award agreement, upon termination of employment or association with Cubist or its subsidiaries, an award will be treated as described below. Military or sick leave, or other bona fide leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the reemployment rights of the employee or consultant are guaranteed by statute or by contract.

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  Termination other than due to death or retirement.  A participant who terminates employment other than due to death or retirement will generally have 90 days from his or her termination of employment to exercise the vested portion of his or her stock option, stock appreciation right or other award requiring exercise and will immediately forfeit the right to any restricted stock, restricted stock units and performance units subject to vesting restrictions.

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  Death.  The legal representative of a participant who dies generally will have the shorter of the remaining applicable option period or one year from his or her death to exercise the vested portion of his or her stock option, stock appreciation right or other award requiring exercise and will immediately forfeit the right to any restricted stock, restricted stock units and performance units subject to vesting restrictions.

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  Retirement.  A participant who retires (as defined in the 2010 Equity Incentive Plan) will generally have the shorter of the remaining applicable option period or one year from his or her retirement date to exercise the vested portion of his or her stock option (other than ISOs, which must be exercised within 90 days), stock appreciation right or other award requiring exercise and will immediately forfeit the right to any restricted stock, restricted stock units and performance units subject to vesting restrictions.

        Term; Termination and Amendment.    Except for ISOs, awards under the 2010 Equity Incentive Plan may not be granted later than December 31, 2020. ISOs may be granted within ten years from the date the Board adopted the 2010 Equity Incentive Plan (that is, on or before March 24, 2020). The Board may, at any earlier time, terminate the 2010 Equity Incentive Plan or make such modifications to the 2010 Equity Incentive Plan as it shall deem advisable. No termination or amendment of the 2010 Equity Incentive Plan which (a) reduces the number of shares of stock subject to awards, (b) increases the price of an award, or (c) changes the vesting schedule or the risk of forfeiture for an award, may, without the consent of an award recipient, adversely affect the rights of the recipient under such award. However, notwithstanding anything in the 2010 Equity Incentive Plan to the contrary, the consent of the recipient of an award to an amendment of the 2010 Equity Incentive Plan or of the award shall not be required if the Board or Compensation Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment either is required or advisable in order for Cubist, the 2010 Equity Incentive Plan or the award to satisfy any law or regulation, including without limitation, the provisions of Section 409A of the Internal Revenue Code and the regulations and other guidance issued thereunder, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or the Board or Compensation Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control, that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award or that any such diminution has been adequately compensated. Without stockholder approval, the 2010 Equity Incentive Plan may not be amended to (i) materially increase the benefits to participants, (ii) increase the number of shares issuable thereunder, (iii) change the eligible participants or (iv) effect any other change for which stockholder approval is required by law or Nasdaq rules.

        Performance Goals; Section 162(m) of the Internal Revenue Code.    The vesting of certain awards granted to employees who are "Covered Employees" (as defined in Section 162(m) of the Internal Revenue Code) may be based on the attainment of performance goals pre-established by the Compensation Committee. Section 162(m) precludes us from taking a deduction for compensation in excess of $1 million paid to Covered Employees. Certain qualified performance-based compensation is excluded from this limitation. If the 2010 Equity Incentive Plan is approved and the other conditions of the plan and Section 162(m) are met, the vesting of certain awards will be excluded from the Section 162(m) limitation because such awards will qualify as performance-based compensation under Section 162(m). See the description of Section 162(m) under "Certain Federal Income Tax Consequences."

        Performance goals will be based on objectively determinable measures of performance relating to any of or to any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, functional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings or earnings per share; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; income, pre-tax income, net income, operating income, pre-tax profit, operating profit, net operating profit or economic profit; gross margin, operating margin, profit margin, return on operating revenue, return on operating assets, cash from operations, operating ratio or operating revenue; market capitalization; expenses or certain types of expenses; sales of particular products or services; customer acquisition, expansion or retention; acquisitions and divestitures (in whole or in part) and/or integration activities related thereto; joint ventures, collaborations, licenses and strategic alliances, and/or the management and performance of such relationships; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; achievement of clinical trial or research objectives; achievement of manufacturing and/or supply chain objectives; achievement of litigation-related objectives and/or objectives related to litigation expenses; achievement of human resource, organizational and/or personnel objectives; achievement of information technology or information services objectives; or achievement of real estate, facilities or space planning objectives. Any performance goal or goals applicable to qualified performance-based awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable performance period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

New Plan Benefits

        Awards under the 2010 Equity Incentive Plan will be granted at the sole discretion of the Board, the Compensation Committee or the CEO if, as permitted by the 2010 Equity Incentive Plan, the Compensation Committee delegates authority to the CEO to make awards under the plan to non-officer employees and consultants. Therefore, we cannot determine at this time either the persons who will receive awards under the 2010 Equity Incentive Plan or the amount of any such awards. However, current benefits granted to our Named Executive Officers and all other employees would not have been increased if they had been made under the 2010 Equity Incentive Plan. The Summary Compensation Table and the Grants of Plan-Based Awards in 2009 Fiscal Year table show the equity awards that were granted in 2009 to each of the Named Executive Officers under our 2000 Plan.

Certain Federal Income Tax Consequences

        The following summary is based on the provisions of the Code and applicable United States Department of the Treasury regulations, administrative rulings and judicial decisions construing the provisions of the Code. The Code is subject to amendment, and to differing administrative or judicial interpretation. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases (including, without limitation, an optionee or grantee that holds shares other than as a capital asset). This summary is intended for the information of stockholders considering how to vote and not as tax guidance to award recipients. Therefore, participants in the 2010 Equity Incentive Plan should consult their own tax advisors as to the specific consequences under federal tax law in their particular circumstances, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

        ISOs.    Except with respect to participants who have to pay alternative minimum tax, there are no federal income tax consequences to the participant upon grant or exercise of an ISO. If the participant holds shares of common stock purchased pursuant to the exercise of an ISO for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant. If the participant sells the shares of common stock within two years after the date an ISO is granted or within one year after the exercise of an option, the participant will recognize compensation income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss.

        NQSO.    An optionee will not be taxed at the time an NQSO is granted. In general, an employee exercising an NQSO will recognize compensation income equal to the excess of the fair market value on the exercise date of the stock purchased over the option price. Upon subsequent disposition of the stock purchased, the difference between the amount realized and the fair market value of the stock on the exercise date will constitute capital gain or loss.

        Stock Appreciation Rights.    The recipient of a stock appreciation right will not be taxed at the time the stock appreciation right is granted. Upon exercise of a stock appreciation right, the recipient will recognize compensation income equal to the cash or the fair market value of the stock received on the exercise date.

        Stock Grants.    The recipient of a stock grant will recognize compensation income at the date of issuance of the award in an amount equal to the fair market value of the shares at that date.

        Restricted Stock Units and Performance Units.    Upon an award of restricted stock units or performance units, the recipient will not have taxable income. When the restricted stock units or performance units vest, the fair market value of the vested shares of common stock will be compensation income to the recipient.

        Restricted Stock.    Upon an award of restricted stock, the recipient will not have taxable income unless he or she makes a valid election under Section 83(b). However, as restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the recipient generally will recognize compensation income equal to the excess, if any, of the fair market value of the shares at the date such restrictions lapse over the purchase price, if any, paid for the restricted stock. If a purchaser makes a valid election under Section 83(b) with respect to restricted stock, he or she generally will recognize compensation income at the date of issuance of the restricted stock in an amount equal to the excess, if any, of the fair market value of the shares at that date over the purchase price, if any, paid for the restricted stock.

        Sale of Shares.    An award recipient also generally will have to report taxable gain or loss upon the sale or other disposition of the shares received as a result of an award received under the 2010 Equity Incentive Plan. The amount of gain or loss realized will be measured by the difference between the amount received in the sale or other disposition and the holder's basis in the shares. Any such gain or loss will be a long-term capital gain or loss if the holder has held the shares for more than twelve months, and otherwise will be a short-term capital gain or loss.

        Section 409A of the Internal Revenue Code.    Awards under the 2010 Equity Incentive Plan are intended to either be exempt from the application of Section 409A or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A and the regulations and other guidance issued thereunder, to the extent applicable, and the 2010 Equity Incentive Plan is intended to be operated in accordance with such requirements, so that any compensation payable under any award

(including any dividends and dividend equivalents) shall not be included in income under Section 409A. The 2010 Equity Incentive Plan provides that any ambiguities in the 2010 Equity Incentive Plan or any award shall be construed to effect this intent. If an award includes deferred compensation, and its terms do not comply with the requirements of Section 409A, then any deferred compensation component of an award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

        Company Deductions; Tax Withholding.    Except as described in the section "Internal Revenue Code Section 162(m)", we will generally be entitled to deduct a compensation expense equal to the amount of compensation income recognized by an award recipient. We will also be required to report the amount of such compensation to the Internal Revenue Service and, in the case of grants made to an employee, to withhold income and employment taxes based on such compensation. The recipient of the award is responsible for ensuring that adequate funds are available to us for such withholding. If a recipient's withholding obligation with respect to a stock grant, restricted stock units or restricted stock is satisfied by the delivery of shares, the recipient will be treated as having sold such shares at their fair market value, giving rise to a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise giving rise to a short-term capital gain or loss. Any loss realized on such a transaction may be subject to disallowance under rules governing wash sales.

        Internal Revenue Code Section 162(m).    Our allowable federal income tax deduction for compensation paid with respect to Covered Employees is limited to no more than $1,000,000 per year per individual. This limitation on deductibility is subject to certain exemptions, including an exemption relating to performance based compensation that is payable:

  •
  solely on account of the achievement of one or more performance goals established by a compensation committee consisting exclusively of two or more outside directors,

  •
  under a plan the material terms of which are approved by stockholders before payment is made, and

  •
  solely upon certification by the compensation committee that the performance goals and other material conditions precedent to the payment have been satisfied.

        The 2010 Equity Incentive Plan is structured so that compensation paid to a Covered Employee is intended to qualify for this performance based exception to the extent practicable to do so.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Cubist common stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to approve the 2010 Equity Incentive Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" PROPOSAL NO. 2

 PROPOSAL NO. 3

APPROVAL OF OUR
PERFORMANCE-BASED MANAGEMENT INCENTIVE PLAN

Overview; Purpose

        We are asking stockholders to approve the Management Incentive Plan. The following summary of the material features of the Management Incentive Plan may not contain all the information you may wish to know. We encourage you to review the entire text of the Management Incentive Plan, which is attached as Appendix B to this proxy statement.

        Performance-based compensation is a key element of our compensation philosophy. Accordingly, all Cubist employees are eligible for some form of cash incentive program, the underlying purpose of which is to attract and retain persons of outstanding abilities, stimulate efforts to bring about exceptional operating performance and provide highly differentiated rewards to employees based on their contributions to this performance.

        Compensation paid to "Covered Employees" (as defined in Section 162(m) of the Internal Revenue Code) is subject to limits on tax deductibility under Section 162(m), unless it meets the "performance-based" requirements of that section. We are requesting approval of the Management Incentive Plan by our stockholders so that compensation paid to Covered Employees under the plan can qualify for Section 162(m)'s performance-based compensation exception and would allow us the full federal tax deduction permitted for such compensation.

        In addition to the benefit to Cubist of a tax deduction for incentive compensation, as we discuss in the CD&A section of this proxy statement, incentive compensation tied to pre-determined performance goals is a key feature of our philosophy of executive compensation. The Management Incentive Plan is expected to operate in conjunction with our Short Term Incentive Plan, which is described in detail in the Compensation Discussion and Analysis section of this proxy statement.

Plan Summary

Plan Term	Five years from the date of stockholder approval
Participants	Covered Employees
Payments	The Management Incentive Plan is an unfunded plan. Except as otherwise provided in the Management Incentive Plan, awards are paid solely on account of the attainment of one or more objective performance goals pre-established by the Compensation Committee. Actual payments approved under the Management Incentive Plan may be lower (but not higher) than the target amount based on the level of achievement against such performance goals, as established in writing by the Compensation Committee.
Per Person Limits	Payments made to a participant under the Management Incentive Plan in any calendar year may not exceed $2,000,000
Performance Periods	Minimum of six and maximum of 60 consecutive months, as determined by the Compensation Committee

Performance Criteria	One or more of the criteria set forth below under "Determination of Awards; Section 162(m) Requirements" and in Appendix B

Administration

        The Compensation Committee, comprised entirely of "outside directors" for purposes of Section 162(m), will administer the Management Incentive Plan. The Compensation Committee has discretionary authority, subject only to the express provisions of the Management Incentive Plan, to interpret the Management Incentive Plan; determine eligibility for awards; determine, modify or waive the terms and conditions of any award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Management Incentive Plan. The Compensation Committee must exercise its discretion consistent with qualifying awards for the performance-based compensation exception under Section 162(m).

Determination of Awards; Section 162(m) Requirements

        Generally, awards under the Management Incentive Plan must be paid solely on account of the attainment of one or more objective performance goals. These goals must be adopted in each performance period no later than the latest time permitted by Section 162(m) (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period and, for periods of less than one year, before 25% of the performance period has elapsed). The Compensation Committee is not permitted to waive the achievement of the applicable performance goals, except in the cases of death or disability, in connection with a change of control, or where the waiver will not jeopardize the tax treatment of other awards under Section 162(m).

        The performance goals that the Compensation Committee establishes must be based on one or more objectively determinable measures of performance relating to any of or to any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, functional, subsidiary, line of business, project or geographical basis or in combinations thereof) ("Performance Criteria"): sales; revenues; assets; expenses; earnings or earnings per share; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; income, pre-tax income, net income, operating income, pre-tax profit, operating profit, net operating profit or economic profit; gross margin, operating margin, profit margin, return on operating revenue, return on operating assets, cash from operations, operating ratio or operating revenue; market capitalization; expenses or certain types of expenses; sales of particular products or services; customer acquisition, expansion or retention; acquisitions and divestitures (in whole or in part) and/or integration activities related thereto; joint ventures, collaborations, licenses and strategic alliances, and/or the management and performance of such relationships; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; achievement of clinical trial or research objectives; achievement of manufacturing and/or supply chain objectives; achievement of litigation-related objectives and/or objectives related to litigation expenses; achievement of human resource, organizational and/or personnel objectives; achievement of information technology or information services objectives; or achievement of real estate, facilities or space planning objectives. The Compensation Committee may provide that any of the Performance Criteria applicable to an award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criteria.

        Generally, no incentive awards will be paid unless the Compensation Committee certifies in writing that the applicable Performance Criteria have been attained, and such determination will be final and conclusive. No award may be granted under the Management Incentive Plan after our 2016 annual meeting of stockholders until performance criteria, as amended or supplemented, has been once again approved by our stockholders in accordance with the requirements of Section 162(m), unless such award is made contingent upon such approval.

        The Compensation Committee has no discretion to increase the amount of a participant's incentive award as determined under the applicable formula, but it may in its sole discretion reduce an incentive award otherwise payable to a participant.

Effect of Certain Events

        Generally, if a participant's employment terminates during a performance period, he or she will not be eligible for a payment pursuant to an award for that performance period.

        Death or disability: An award, or otherwise applicable agreement, may provide that the award will be deemed earned as a result of a participant's death or disability, even if the award would not constitute "performance-based compensation" under Section 162(m) following the occurrence of such an event. In the absence of any such provision addressing the consequences of a participant's death or disability, the Compensation Committee may also determine, in its sole discretion, that an award may be deemed earned by a participant as a result of death or disability even if the award would not constitute "performance-based compensation" under Section 162(m). Unless the award or otherwise applicable agreement provides otherwise, or the Committee determines otherwise, if a participant dies or becomes disabled during a performance period, a pro rata amount of any target incentive award (based on the participant's service in the applicable performance period up to the date of death or disability) may be paid within the earlier of ninety (90) days of the date of such event or March 15 of the year following the calendar year in which such event occurred.

        Change of control: An award agreement may provide, or the Committee may determine, that an award will be deemed earned in connection with, or on the basis of termination following, a change of control, even if the award would no longer constitute performance-based compensation following the occurrence of such change of control. In the absence of any such provision addressing the consequences of a change of control, the Compensation Committee may also determine, in its sole discretion, that an award may be deemed earned by a participant in connection with, or on the basis of termination of employment following, a change of control, even if the award would not constitute "performance-based compensation" under Section 162(m). Payments of awards in connection with a change of control will be made within the earlier of (a) ninety (90) days of the change in control or the participant's termination of employment following a change in control, as the case may be, and (b) March 15 of the year following the calendar year in which the change in control occurred.

Amendment, Suspension and Termination

        While it is our intent to continue the Management Incentive Plan indefinitely, the Compensation Committee has the right to amend, modify or terminate the Management Incentive Plan, any incentive program under the Management Incentive Plan or any participant's participation in the Management

Incentive Plan at any time or on such conditions as the Compensation Committee shall deem appropriate; provided, however, that once the Compensation Committee has established the performance goals underlying an incentive award and except as provided elsewhere in the Management Incentive Plan, the Compensation Committee may not change either such performance goals or the formula for determining whether such goals were met. No amendment requiring stockholder approval may be made without obtaining such approval. The Compensation Committee may cancel, rescind, withhold or otherwise limit or restrict any payment at any time if a participant is not in compliance with all applicable provisions of the Management Incentive Plan and any applicable agreement or violates any company policy.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Cubist common stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to approve the Performance-Based Management Incentive Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" PROPOSAL NO. 3

 PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the year ended December 31, 2010, and the Board has ratified such appointment. The Board has directed that our management submit the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010 for ratification by the stockholders at the 2010 Annual Meeting.

        PricewaterhouseCoopers LLP, or its predecessor Coopers & Lybrand, has audited our consolidated financial statements since our inception in 1992. Representatives of PricewaterhouseCoopers LLP are expected to be at the 2010 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010 is not required by our By-Laws or otherwise. However, the Board has directed our management to submit this selection to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will not be required to replace PricewaterhouseCoopers LLP as our independent registered public accounting firm. In the event of such a failure to ratify, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in our and our stockholders' best interests.

Vote Required

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" PROPOSAL NO. 4

 STOCKHOLDER PROPOSALS, INCLUDING FOR BOARD CANDIDATES

        Stockholder proposals for inclusion in our proxy statement:    Stockholder proposals submitted pursuant to Securities Exchange Act Rule 14a-8 and intended to be presented at our 2011 Annual Meeting of Stockholders, or the 2011 Annual Meeting, must be received by our Secretary no later than December 31, 2010 to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting.

        Other stockholder proposals:    A stockholder proposal not included in our proxy statement for the 2011 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder's notice not less than 90 days nor more than 120 days in advance of the anniversary of the date this Proxy Statement was released to stockholders in connection with our 2010 Annual Meeting. However, if the date of the 2010 Annual Meeting of stockholders is changed by more than 30 days from the date contemplated at the time of this Proxy Statement, we must receive the stockholder's notice not earlier than the close of business on the 120th day prior to the 2011 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2011 Annual Meeting and (ii) the 10th day following the date on which public announcement of the date of the 2011 Annual Meeting is first made.

        It is suggested that stockholders submit their proposals either by courier or Certified Mail—Return Receipt Requested.

        Please address your proposals to our Secretary at Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, MA 02421. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act.

OTHER BUSINESS

        The Board knows of no other business to be acted upon at the 2010 Annual Meeting. However, if any other business properly comes before the 2010 Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the 2010 Annual Meeting, please vote by telephone or on the Internet by following the instructions on the Notice of Internet Availability or sign the proxy card attached to the printed copies of the proxy materials and return it by following the instructions on the proxy card.

 WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information and reporting requirements of the Securities Exchange Act, under which we file periodic reports, proxy and information statements and other information with the SEC. Copies of the reports, proxy statements and other information may be examined without charge at the Public Reference Room of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, or on the Internet at http://www.sec.gov. Copies of all or a portion of such materials can be obtained from the Public Reference Room of the SEC upon payment of prescribed fees. Please call the SEC at 1-800-SEC-0330 for further information about the Public Reference Room.

        Financial and other information about Cubist is available on our website (http://www.cubist.com). We make available on our website, free of charge, copies of our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act as soon as reasonably practicable after filing such material electronically or otherwise furnishing it to the SEC. Copies are available in print to any of our stockholders upon request in writing to "Investor Relations, Cubist Pharmaceuticals, Inc., 65 Hayden Ave., Lexington, MA 02421."

 Appendix A

CUBIST PHARMACEUTICALS, INC.

2010 EQUITY INCENTIVE PLAN

A-i

 CUBIST PHARMACEUTICALS, INC.

2010 Equity Incentive Plan

1.     Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.     Definitions

        As used in this Plan, the following terms shall have the following meanings:

        2.1.    Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Restricted Stock or Restricted Stock Units shall expire with respect to some or all of the shares of Restricted Stock or Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

        2.2.    Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.3.    Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

        2.4.    Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

        2.5.    Board means the Company's Board of Directors.

        2.6.    Change of Control means (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger or consolidation in which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change of Control.

        2.7.    Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.8.    Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.9.    Company means Cubist Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware.

        2.10.    Covered Employee means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.11.    Exchange Act means the Securities and Exchange Act of 1934.

        2.12.    Grant Date means the date as of which an Award is granted, as determined under Section 6.2.

        2.13.    Hostile Change of Control means (1) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the company of any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board; or (2) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

        2.14.    Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.15.    Incumbent Directors means, following a Hostile Change of Control, those Board members who were members of the Board immediately prior to such Hostile Change of Control.

        2.16.    Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Stock Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.17.    Nonstatutory Option means any Option that is not an Incentive Option.

        2.18.    Officer means any employee of the Company who, from time to time, is subject to the reporting requirements of Section 16 of the Exchange Act.

        2.19.    Option means an option to purchase shares of Stock.

        2.20.    Optionee means a Participant to whom an Option shall have been granted under the Plan.

        2.21.    Participant means any holder of an outstanding Award under the Plan.

        2.22.    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals under an Award for the Performance Period applicable to such Award. Performance Goals will be based on objectively determinable measures of performance relating to any of or to any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, functional, subsidiary, line of business, project or geographical basis or in combinations thereof) and will be limited to: sales; revenues; assets; expenses; earnings or earnings per share; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; income, pre-tax income, net income, operating income, pre-tax profit, operating profit, net operating profit or economic profit; gross margin, operating margin, profit margin, return on operating revenue, return on operating assets, cash from operations, operating ratio or operating revenue; market capitalization; expenses or certain types of expenses; sales of particular products or services; customer acquisition, expansion or retention; acquisitions and divestitures (in whole or in part) and/or integration activities related thereto; joint ventures, collaborations, licenses and strategic alliances, and/or the management and performance of such relationships; spin-offs, split-ups or similar transactions; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; achievement of clinical trial or research objectives; achievement of manufacturing and/or supply chain objectives; achievement of litigation-related objectives and/or objectives related to litigation expenses; achievement of human resource, organizational and/or personnel objectives; achievement of information technology or information services objectives; or achievement of real estate, facilities or space planning objectives.

        2.23.    Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria selected by the Committee. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with the requirements of the performance-based compensation exception under Section 162(m) of the Code, the Committee may determine that one or more of the Performance Goals applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the Performance Period that affect the applicable Performance Goal or Goals.

        2.24.    Performance Period means one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more

Performance Goals or other business objectives will be measured for purposes of determining a Participant's right to, and the payment of, a Qualified Performance-Based Award.

        2.25.    Performance Unit means a right granted to a Participant, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

        2.26.    Plan means this 2010 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.27.    Qualified Performance-Based Awards means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.28.    Restricted Stock means shares of Stock that are subject to a Risk of Forfeiture.

        2.29.    Restricted Stock Unit means a right to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.30.    Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.31.    Retirement or Retire means, with respect to any Participant that is an employee or director of the Company, the voluntary retirement of such Participant as an employee or director, as the case may be, of the Company at any time after age 65 or such earlier age as the Committee shall determine.

        2.32.    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.33.    Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.34.    Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock over a specified exercise price.

        2.35.    Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.36.    Subsidiary means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

        2.37.    Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent corporation of the Company, as defined in Section 424(e) of the Code, or any Subsidiary). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending on December 31, 2020, provided, however, that in no event may an Incentive Option be granted under this Plan after the date immediately prior to the tenth anniversary of the adoption of the Plan by the Board. Awards granted pursuant to the Plan during its term shall not expire solely by reason of the termination of the Plan.

4.     Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to outstanding Awards granted under the Plan (including Incentive Options) exceed six million (6,000,000) plus the number of shares of Stock subject to stock options and restricted stock units granted under the Company's Amended and Restated 2000 Equity Incentive Plan (the "2000 Plan") which become available for additional awards thereunder by reason of the forfeiture, cancellation, expiration or termination of those awards, subject, however, to the provisions of this Section 4 and Section 8 of the Plan. Each Stock Grant Award and each Award of Restricted Stock, Restricted Stock Units and Performance Units shall reduce the number of shares of Stock available for Awards by two shares for every one share of Stock underlying the Award; each other Award shall reduce the number of shares of Stock available for Awards by one share for every one share of Stock underlying the Award. When a Stock Appreciation Right is settled for shares of Stock upon exercise, the total number of shares of Stock underlying the Award shall be counted against the number of shares of Stock available for issuance under the Plan, regardless of the number of shares of Stock used to settle the Stock Appreciation Right upon exercise. Except for Stock Appreciation Rights that are settled for shares of Stock upon exercise prior to expiration, termination or cancellation, in which case the terms of the preceding sentence shall apply, if any Option or Stock Appreciation Right expires, terminates or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient, the shares of Stock underlying such Award which are not purchased by the Participant or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan to the same extent that the grant of such Award reduced the number of shares of Stock available for Awards under the Plan. If any stock option granted under the 2000 Plan expires, terminates, or is cancelled for any reason without having been exercised in full, or if any award of restricted stock units under the 2000 plan is forfeited by the recipient, the shares of Stock underlying such award not purchased by the Participant or which are forfeited by the Participant shall become available for Awards to be granted under the Plan to the same extent that the grant of such award reduced the number of shares of Stock available for awards under the 2000 Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned to the Committee under the Plan and when so acting, the Board shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to the Company's Chief Executive Officer the authority to grant Awards hereunder to employees who are not Officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time (but in no event to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate). Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employee, consultant, and director, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable, in the Committee's discretion, for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.     Authorization of Grants

        6.1.    Eligibility.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company and of any parent corporation of the Company, as defined in Section 424(e) of the Code, or any Subsidiary, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock issued pursuant to Options and other Awards granted to any one person in any one calendar year exceed 750,000 shares of Stock (subject to the provisions of Section 8 of the Plan, but only to the extent consistent with Section 162(m) of the Code).

        6.2.    Date of Grant.    The granting of an Award shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Participant.

        6.3.    General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Sections), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering to the Company a fully executed copy of an Award Agreement evidencing an Award).

        6.4.    Effect of Termination of Employment, Etc.    Unless the Committee shall provide otherwise with respect to any Award, and except as otherwise provided herein with respect to Incentive Options, if the Participant's employment or other association with the Company and its Affiliates ends for any reason other than Retirement or death of such Participant, including because of the Participant's employer ceasing to be an Affiliate (a) any outstanding Option or Stock Appreciation Right of the

Participant shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall, to the extent subject to a Risk of Forfeiture, vesting requirements or other similar restrictions, be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. If a Participant Retires or dies, any Option or Stock Appreciation Right held by such Participant or such Participant's legal representative may be exercised by the Participant or such Participant's legal representative at any time within the shorter of the applicable option period or 12 months after the date of the Participant's Retirement or death, but only to the extent exercisable at the time of such Participant's Retirement or death. Notwithstanding the foregoing, solely with respect to an Incentive Option, (i) if the Participant's employment or other association with the Company and its Affiliates ends because the Participant dies, such Incentive Option held by such Participant may be exercised by such Participant's legal representative at any time within the shorter of the applicable option period, as defined in the Award Agreement consistent with Section 7.1(b), or 12 months after the date of the Participant's death, but only to the extent exercisable at the time of such Participant's death, and (ii) if the Participant's employment or other association with the Company and its Affiliates ends for any reason other than death, including Retirement or because of the Participant's employer ceasing to be an Affiliate, such Incentive Option shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

        6.5.    Non-Transferability of Awards.    Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award other than an Incentive Option, provide that such Award may be transferred by the recipient to a "family member" (as defined below); provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than 50% of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

7.     Specific Terms of Awards

        7.1.    Options.

          (a)    Exercise Price.    The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than

  110% of the Market Value of Stock on the Grant Date in the case of an Incentive Option if the Optionee is a Ten Percent Owner.

          (b)    Option Period.    No Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date in the case of an Incentive Option if the Optionee is a Ten Percent Owner.

          (c)    Exercisability.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (d)    Method of Exercise.    An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 15, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

              (i)  by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

             (ii)  by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option.

  If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased, or shall cause its transfer agent to register such shares in book entry form in the name of the Optionee. Such shares of Stock shall be fully paid and nonassessable.

          (e)    Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (f)    Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.3.    Stock Appreciation Rights.

          (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

          (b)    Exercise Price.    Stock Appreciation Rights shall have an exercise price of not less than 100% of the Market Value of the Stock on the Grant Date, or in the case of Stock Appreciation Rights awarded in tandem with Options, the exercise price of the related Option.

          (c)    Period.    No Stock Appreciation Right may be exercised on or after (i) the tenth anniversary of the Grant Date, or (ii) in the case of Stock Appreciation Rights awarded in tandem with Options, the expiration date of the related Option.

          (d)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.

        7.3.    Restricted Stock.

          (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b)    Issuance of Shares.    Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued, in the Company's discretion, in either certificate or book entry form, the shares of Restricted Stock underlying such Award. Such shares shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend or a notation on the records of the Company's transfer agent referring to the terms, conditions, and restrictions applicable to such Award

          (c)    Escrow of Shares.    The Committee may require that the stock certificates evidencing shares (if any) of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock underlying such Award.

          (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to the lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote and the right to receive any dividends with respect to the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid, provided, however that with respect to Awards that vest or have a Risk of Forfeiture that lapses based on achievement of pre-established performance goals, any dividends otherwise payable during the Restriction Period shall be paid only if, as, and to the extent the Award vests or the Risk of Forfeiture lapses. Unless the Committee shall have provided otherwise, any such dividend shall be paid, if at all, without interest or other earnings.

          (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the Risk of Forfeiture shall be removed from the shares of Stock underlying the Award of Restricted Stock and the shares of Stock shall be delivered to the Participant promptly if not theretofore so delivered.

        7.4.    Restricted Stock Units.

          (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to such shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b)    Form and Timing of Payment.    Settlement of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock underlying the Awards of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5.    Performance Units.

          (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee as of the Grant Date, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

          (b)    Earning of Performance Units.    The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number of shares of Stock underlying the Performance Units that the increase of value of which will be paid out to the Participant after the applicable Performance Period has ended.

          (c)    Form and Timing of Payment.    Payment of the value of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which has been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provided as of the Grant Date, require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units, to the extent consistent with Section 409A of the Code, if applicable. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        7.6.    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind. A Stock Grant shall be issued in exchange for such consideration as the Committee shall deem satisfactory pursuant to the Delaware General Corporation Law.

        7.7.    Qualified Performance-Based Awards.

          (a)    Purpose.    The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to "performance-based compensation."

          (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as "outside directors" within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c)    Applicability.    This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

          (d)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the Grant Date. Each Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

          (e)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period if the Committee determines, in its sole and absolute discretion, that such reduction or elimination is appropriate.

          (f)    Maximum Award Payable.    The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in the last sentence of Section 6.1, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the Grant Date of the Qualified Performance-Based Award.

          (g)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

          7.8.    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, as of the Grant Date or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value that such an Award would have to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.     Adjustment Provisions

          8.1.    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 24, 2010. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, extraordinary dividend of cash or other property, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares of Stock provided in Section 4, (ii) the numbers and kinds of shares of Stock or other securities underlying the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price for the shares of Stock as to which such Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

          8.2.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          8.3.    Related Matters.    Any adjustment in Awards made pursuant to Sections 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock underlying an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

          8.4.    Change of Control.    Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of a Change of Control any then outstanding Awards shall Accelerate in full. For the purposes of the preceding sentence (i) in the case of a Change of Control that is not a Hostile Change of Control, the Board (and not the Committee, notwithstanding the responsibilities assigned to the Committee pursuant to Section 5) shall have the discretion to exclude any such Change of Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change of Control, a majority of the Incumbent Directors shall have the discretion to exclude any such Change of Control from the application of the provisions of the immediately preceding sentence. To the extent Awards are not assumed, substituted or replaced upon a Change of Control that is not a Hostile Change of Control, the Board (and not the Committee, notwithstanding the responsibilities assigned to the Committee pursuant to Section 5) shall have the discretion to terminate such outstanding Awards to the extent not exercised prior to or simultaneously with such Change of Control and to terminate such other outstanding Awards to the extent not vested prior to or simultaneously with such Change of Control. Upon a Change of Control, each outstanding Award will be appropriately adjusted simultaneously with such Change of Control in accordance with Section 8.1.

9.     Settlement of Awards

          9.1.    In General.    Options and Restricted Stock shall be settled in accordance with the terms of the applicable Award Agreement. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

          9.2.    Violation of Law.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock underlying an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval of the Award shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

            (a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

            (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended, or any applicable state securities laws.

          9.3.    Corporate Restrictions on Rights in Stock.    Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

          9.4.    Investment Representations.    The Company shall be under no obligation to issue any shares of Stock underlying any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

          9.5.    Registration.    If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the one hundred eighty (180) day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and Officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b)

  below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and Officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and Officers.

          9.6.    Placement of Legends; Stop Orders; etc.    Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, and the terms of the Award, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan (in book entry form or otherwise) shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates or a notation to be on the books of the Company's transfer agent to make appropriate reference to such restrictions.

          9.7.    Tax Withholding.    Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.   Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or such shares shall have been registered in the Participant's name in book entry form by the Company's transfer agent (including for these purposes shares of Stock held for the benefit of the Participant by an escrow agent). Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

11.   Unfunded Status of Plan and Section 409A

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        This Plan and Awards granted hereunder are intended to either comply with, or be exempt from, Section 409A of the Code. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, to the extent that the Committee determines that the Plan or any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A, the Committee reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Award in order to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company or any Affiliate be liable to a Participant on account of an Award's failure to (i) qualify for favorable federal, state or other tax treatment; or (ii) avoid adverse tax treatment under federal, state or other law, including, without limitation, Section 409A of the Code.

12.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of equity-based compensation other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.   Termination and Amendment of the Plan

          13.1.    Termination or Amendment of the Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

          13.2.    Termination or Amendment of Outstanding Awards.    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, subject to the terms of this Plan, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted, or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

          13.3.    Limitations on Amendments, Etc.    The Board may not amend the Plan to (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the number of shares of Stock which may be issued under the Plan, except as necessary to carry out the provisions of Section 8 (concerning certain adjustments attributable to corporate actions and other events), (iii) change the description of the persons eligible for Awards under the Plan, or (iv) effect any other change for which shareholder approval is required by law or the rules of any relevant stock exchanges, without shareholder approval. Neither the Board nor the Committee may reprice any outstanding Award, whether by amendment, by cancellation and regrant, or by reacquiring any outstanding Award in consideration of the grant of a new Award or the payment of other compensation without shareholder approval. For this purpose, the term "reprice" shall mean any of the following or any other action that has the same effect: (a) to lower the exercise price of an Option after it is granted, (b) to buy out an outstanding Option at a time when its exercise price exceeds the Fair Market Value of the Stock for cash or shares, (c) to take any other action that is treated as a repricing under generally accepted accounting principles, or (d) to cancel an Option at a time when its exercise price exceeds the Fair Market Value of the Stock in exchange for another Option, or any other Award or Company equity, unless such cancellation and exchange occurs in connection with a Change of Control. Notwithstanding the foregoing, no amendment or modification of the Plan by the Board or of an outstanding Award by the Committee shall, without the consent of any Participant with an Award outstanding on the date of such amendment or modification of such Award, (1) reduce the number of shares of Stock subject to such Award, (2) increase the exercise price or the purchase price, as the case may be, of such Award, (3) change the vesting schedule or the Risk of Forfeiture, as the case may be, of such Award in a manner that adversely affects the rights of the Participant, or (4) otherwise impair the rights of the Participant; provided, however, that no such consent shall be required if (A) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (B) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

14.   Corporate Articles and Bylaws; Other Company Policies.

        This Plan and all Awards granted hereunder are subject to the corporate articles and by-laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including without limitation policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

15.   Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be in such form as the Committee may determine from time to time, and if required in writing, shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or sent by facsimile transmission with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to a Participant, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other addressee, address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.   Governing Law

        The Plan, all Awards and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

 Appendix B

CUBIST PHARMACEUTICALS, INC.

PERFORMANCE-BASED MANAGEMENT INCENTIVE PLAN

        1.    Purpose.    The purpose of the annual/short-term incentive programs of Cubist Pharmaceuticals, Inc. (the "Company") are to attract and retain persons of outstanding abilities and qualifications and, among other things, to motivate these individuals to focus on the achievement of important short-term business objectives that create and protect shareholder value and that are expected to have a positive long-term impact on the Company's success, and to reward the accomplishment of such short-term business objectives.

        2.    Certain Key Terms.

        a.     Unless otherwise determined, the terms of the Company's annual incentive program will be set forth in the Cubist Pharmaceuticals, Inc. Short-Term Incentive Plan (the "STIP") and, solely with respect to payments made pursuant to awards to individuals who are "covered employees" ("Participants") within the meaning of Section 162(m) of the Internal Revenue Code of 1986, or any successor thereto ("Section 162(m)"), in this Performance-Based Management Incentive Plan (the "MIP"). The Company may also adopt other incentive programs that are designed to operate in accordance with the MIP.

        b.     Payments made pursuant to awards under the MIP are intended to qualify for the performance-based compensation exception under Section 162(m). In the event of any conflict between the provisions of the MIP, the STIP, or any other incentive program intended to be subject to the provisions of the MIP, the provisions of this MIP shall control, but insofar as possible, and consistent with Section 162(m), the provisions of the MIP, the STIP and any other incentive program designed to operate in accordance with the MIP shall be construed so as to give full force and effect to all such provisions.

        c.     Except as otherwise set forth in the MIP, the MIP will be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board of Directors").

        d.     Short-term/annual incentive programs, including the STIP, created under the MIP should identify, in or more written documents:

  i.
  the performance period for each award under such program;

  ii.
  the target payouts for each award under such program, which may be expressed as a percentage of the annual base salary of the Participant or as a specified dollar amount; and

  iii.
  one or more applicable objective corporate or individual performance goals applicable to each award under such program for the performance period, and that will be assessed to determine the target payout, based on the Performance Criteria listed in Section 5 below and the relative weighting of such performance goals.

        3.    Performance Periods.    Performance periods may be a minimum of six (6) months and a maximum of sixty (60) months in length. Performance periods need not be sequential and may occur simultaneously. Performance periods under the MIP may overlap, and separate payments may be made to Participants pursuant to awards for overlapping performance periods.

        4.    Target Payouts/Payments

        a.     Payments pursuant to awards under the MIP will be paid in cash and/or Company common stock. The Company has the right to deduct taxes or other amounts required by law to be withheld from payments made under the MIP.

        b.     The Committee will adopt, in the STIP or other applicable document, objective formulas or standards for calculating the payments to be made to a Participant upon the achievement of performance goals based on one or more Performance Criteria listed in Section 5. The Committee will adopt such formulas or standards for each performance period no later than the latest time permitted by Section 162(m) (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period; and, for periods of less than one year, before twenty-five percent (25%) of the performance period has elapsed). The Committee may establish certain specified performance goals as threshold goals, which, if not met, preclude the Participant from receiving any award for the performance period to which such formula or standard applies.

        c.     Except as provided in Section 6 below, no Participant will be entitled to receive a payment under the MIP unless and until the Committee certifies in writing that the Company and/or the Participant has achieved the established performance goals based upon applicable Performance Criteria and the level of achievement against such performance goals. Subject to the requirement in Section 7(a) to obtain the approval of the Board of Directors with respect to the level of achievement against performance goals and actual payouts under the MIP of the Company's Chief Executive Officer, the Committee will, as soon as reasonably practicable after the necessary performance results for the performance period become available, determine the final percentage achievement against the corporate and/or individual performance goals based upon applicable Performance Criteria and make the written certification to that effect required by this Section 4(c), and the determinations in the Committee's written certification will be final and conclusive. In making its determination and issuing its written certification, the Committee may not waive the achievement of the applicable performance goals, except as provided in Section 6, or under such other conditions where such waiver will not jeopardize the treatment of other payments made under the MIP as "performance-based compensation" under Section 162(m).

        d.     The Committee may not exercise discretion to increase a Participant's payout as determined under the applicable formula or standard for determining payouts for a performance period and as set forth in the Committee's certification; however, the Committee may, in its sole discretion, reduce a payment under the MIP on the basis of corporate and/or specific individual goals or for other reasons.

        e.     Except as set forth in Section 6, all payments made under the MIP shall be made within the sooner of 90 days following the end of the performance period or March 15 of the year following the calendar year in which any payment under the MIP was earned.

        f.      The amount payable under the MIP to any Participant during any calendar year may not exceed $2,000,000.

        g.     No payment may be made pursuant to an award under the MIP for a performance period that will end after the Company's 2016 annual stockholders meeting until the listed performance measures set forth in the definition of "Performance Criteria" in Section 5 (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the Company's stockholders in accordance with the requirements of Section 162(m), unless such payout is made contingent upon such approval.

        h.     In addition to any other terms and conditions set forth in the STIP, the MIP or other relevant documentation, all or part of the grant, vesting and/or payout of a payment under the MIP may be made subject to future service and such other restrictions and conditions as may be established by the Committee.

        5.    Performance Goals and Performance Criteria.    Performance goals will be based on objectively determinable measures of performance relating to any of or to any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, functional, subsidiary, line of business, project or geographical basis or in combinations thereof) ("Performance Criteria"): sales; revenues; assets; expenses; earnings or earnings per share; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; income, pre-tax income, net income, operating income, pre-tax profit, operating profit, net operating profit or economic profit; gross margin, operating margin, profit margin, return on operating revenue, return on operating assets, cash from operations, operating ratio or operating revenue; market capitalization; expenses or certain types of expenses; sales of particular products or services; customer acquisition, expansion or retention; acquisitions and divestitures (in whole or in part) and/or integration activities related thereto; joint ventures, collaborations, licenses and strategic alliances, and/or the management and performance of such relationships; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; achievement of clinical trial or research objectives; achievement of manufacturing and/or supply chain objectives; achievement of litigation-related objectives and/or objectives related to litigation expenses; achievement of human resource, organizational and/or personnel objectives; achievement of information technology or information services objectives; or achievement of real estate, facilities or space planning objectives. A Performance Criterion and any targets with respect thereto determined by the Committee shall be based on achievement of an objectively determinable performance goal. To the extent consistent with the requirements of the performance-based compensation exception under Section 162(m), the Committee may adjust one or more of the Performance Criteria applicable to a Participant's payout in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

        6.    Effect of Certain Events.

        a.     Except as set forth in Section 6(b) or (c), if a Participant's employment terminates during a performance period, then the Participant shall not be entitled to a payment under the MIP for such performance period.

        b.     An award, or otherwise applicable agreement, may provide that the award will be deemed earned as a result of a Participant's death or disability, even if the award would not constitute "performance-based compensation" under Section 162(m) following the occurrence of such an event. In the absence of any such provision addressing the consequences of a Participant's death or disability, the Committee may also determine, in its sole discretion, that an award may be deemed earned by a Participant as a result of death or disability even if the award would not constitute "performance-based compensation" under Section 162(m). Unless the award or otherwise applicable agreement provides otherwise, or the Committee determines otherwise, the amount to be paid under these circumstances shall be determined by multiplying the Participant's target payout for the performance period by a fraction representing the portion of the performance period that has elapsed prior to the Participant's death or disability. Payments under this Section 6(b) will be made within the sooner of 90 days of the Participant's death or disability or March 15 of the year following the calendar year in which such event occurred.

        c.     An award, or otherwise applicable agreement, may provide that the award will be deemed earned in connection with, or on the basis of termination of employment following, a change of control, even if the award would not constitute "performance-based compensation" under Section 162(m) following the occurrence of such a change of control. In the absence of any such provision addressing the consequences of a change of control, the Committee may also determine, in its sole discretion, that an award may be deemed earned by a Participant in connection with, or on the basis of termination of employment following, a change of control, even if the award would not constitute "performance-based compensation" under Section 162(m). Payments under this Section 6(c) will be made within the sooner of 90 days of the change of control, or the Participant's termination of employment following a change of control, as the case may be, or March 15 of the year following the calendar year in which such event occurred.

        7.    Administration.

        a.     The Committee shall administer the MIP, except that, notwithstanding any terms or provisions of the MIP to the contrary, decisions related to the target payout, level of achievement against relevant goals and actual payouts of the Company's Chief Executive Officer shall be made by the Board of Directors. The Committee shall consist solely of two or more members of the Board of Directors that qualify as "outside directors" for purposes of Section 162(m). Except as set forth in the MIP or as required by the Company's governance documents and/or applicable laws and regulations with respect to the approval of the Board of Directors, the Committee shall have full power to construe and interpret the MIP, establish and amend rules and regulations for its administration, determine eligibility, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures and perform all other acts relating to the MIP, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the MIP. All decisions made by the Committee relating to or in connection with the MIP shall be final, conclusive, and binding on all affected persons. Notwithstanding the above, and except as otherwise provided in Section 6, the Committee will exercise its discretion consistent with qualifying payments under the MIP for the performance-based compensation exception under Section 162(m). Subject to applicable laws and regulations, including Section 162(m), the Committee may delegate: (i) to one or more of its members such of its duties, powers and responsibilities as it may determine and (ii) to such employees or other persons as it determines, such administrative tasks as it deems appropriate. The Committee shall provide the Board of Directors with regular reports regarding its administration of the MIP.

        b.     The Committee may amend, modify or terminate the MIP, any program in effect under the MIP, or any Participant's participation in the MIP at any time or on such conditions as the Committee shall deem appropriate. The rights of the Committee set forth in the preceding sentence are subject to the following: (i) once the Committee has established the performance goals underlying an incentive program under the MIP and except as provided for in Section 5, the Committee may not change such performance goals or the formula for computing whether such goals were met or increase the amount of the target payout, except that the Committee may decrease the amount of a Participant's actual payout; (ii) no amendment of the MIP shall operate to annul, without the consent of the affected Participant, an award already made under the MIP; and (iii) if stockholder approval is required to effect the Committee's action, the action will be subject to the receipt of stockholder approval.

        8.    General.

        a.     The terms and provisions of the MIP will be construed in a manner that is consistent with Section 162(m).

        b.     The MIP is not a contract between the Company and any Participant. Neither the establishment of the MIP, nor any action taken hereunder, shall be construed as giving any Participant any right to remain in the employ of the Company.

        c.     The Committee may cancel, rescind, withhold or otherwise limit or restrict any payment at any time if a Participant is not in compliance with all applicable provisions of the MIP and any applicable agreement or violates any Company policy.

        d.     The Company may recoup payments made to a Participant under the MIP if required by applicable law or regulation or in accordance with any clawback/recoupment policy implemented by the Company from time to time.

        e.     A Participant's right and interest under the MIP may not be assigned or transferred, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation to make any payments under the MIP with respect to the Participant.

        f.      The MIP shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payments under the MIP.

        g.     Payments under the MIP are intended either to be exempt from the rules of Section 409A of the Internal Revenue Code of 1986, or any successor thereto ("Section 409A") or to satisfy those rules, and shall be construed accordingly. Notwithstanding anything to the contrary in the MIP, the Company, its affiliates and subsidiaries, the Committee, the Board of Directors and any person acting on its or their behalf shall not be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of a payment under the MIP to satisfy the requirements of Section 409A or by reason of Section 4999 of the Internal Revenue Code of 1986, or any successor thereto.

        h.     The validity, construction, interpretation and effect of the MIP shall exclusively be governed by and determined in accordance with the laws of the state of Delaware, without giving effect to its conflict of laws provisions.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016TSC 1 U PX + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian, or other fiduciary, please give your full title along with your signature within the box provided below. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2010 Annual Meeting of Stockholders and related Proxy Statement. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. For Against Abstain 2. A proposal to approve our 2010 Equity Incentive Plan. 4. A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. For Against Abstain 3. A proposal to approve our Performance-Based Management Incentive Plan. Change of Address — Please print new address below. Comments — Please print your comments below. 01 - Michael Bonney 02 - Mark Corrigan 03 - Sylvie Grégoire For Withhold For Withhold For Withhold 1. Election of Class II Directors: 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 1234 5678 9012 345 0 2 5 6 6 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on June 10, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CBST • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

Proxy Solicited by Board of Directors for the 2010 Annual Meeting of Stockholders on June 10, 2010 The undersigned hereby appoints David W.J. McGirr and Tamara L. Joseph and each of them proxies, each with power of substitution, to vote at the 2010 Annual Meeting of Stockholders of CUBIST PHARMACEUTICALS, INC. to be held on June 10, 2010 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot on the reverse side on the matters listed on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby. This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary specification is made, this proxy will be voted for the election of nominees of the board of directors, for the proposal to approve our 2010 Equity Incentive Plan, for the proposal to approve our Performance-Based Management Incentive Plan, and for the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 and upon such other business as may properly come before the meeting in the appointed proxies’ discretion. PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND. Proxy — Cubist Pharmaceuticals, Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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GENERAL INFORMATION
PRINCIPAL STOCKHOLDERS
MANAGEMENT STOCKHOLDERS
INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
Grants of Plan-Based Awards in 2009
Outstanding Equity Awards at 2009 Fiscal Year End (1)
Option Exercises and Stock Vested in 2009
Payments to Michael Bonney Assuming a December 31, 2009 Termination
Payments to David McGirr Assuming a December 31, 2009 Termination
Payments to Robert Perez Assuming a December 31, 2009 Termination
Payments to Steven Gilman Assuming a December 31, 2009 Termination
Payments to Santosh Vetticaden Assuming a December 31, 2009 Termination
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE REPORT(1)
INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT(1)
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF OUR 2010 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3
PROPOSAL NO. 4
STOCKHOLDER PROPOSALS, INCLUDING FOR BOARD CANDIDATES
OTHER BUSINESS
WHERE YOU CAN FIND MORE INFORMATION
  Appendix A
CUBIST PHARMACEUTICALS, INC.
2010 EQUITY INCENTIVE PLAN
TABLE OF CONTENTS
CUBIST PHARMACEUTICALS, INC.
2010 Equity Incentive Plan
  Appendix B